UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   DECEMBER 31

Date of reporting period:  DECEMBER 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA GLOBAL OPPORTUNITIES FUND - ANNUAL REPORT FOR PERIOD ENDING
DECEMBER 31, 2010


[LOGO OF USSA]
   USSA(R)

                                     [GRAPHIC OF USAA GLOBAL OPPORTUNITIES FUND]

 =======================================

      ANNUAL REPORT
      USAA GLOBAL OPPORTUNITIES FUND
      DECEMBER 31, 2010

 =======================================

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

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FUND OBJECTIVE

SEEK AN AVERAGE ANNUAL RETURN THAT IS GREATER THAN THE 1-YEAR U.S. TREASURY BOND, BEFORE FEES AND EXPENSES, OVER A FULL MARKET CYCLE, WHILE SEEKING TO LIMIT THE FUND'S EXPOSURE TO LARGE NEGATIVE RETURNS.

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TYPES OF INVESTMENTS

The Fund's principal strategy is to combine a portfolio of domestic and foreign equity and debt securities with the use of alternative investment strategies to provide growth with greater downside risk controls. It may invest in multiple asset classes including U.S. stocks, non-U.S. stocks in developed and emerging markets, global real estate securities, and fixed-income securities.*

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

*The Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program, or other persons or legal entities that the Fund may approve from time to time. AN INVESTOR WILL INDIRECTLY BEAR FEES AND EXPENSES CHARGED BY THE UNDERLYING FUNDS IN ADDITION TO DIRECT FEES AND EXPENSES CHARGED BY THE PORTFOLIO AS APPLICABLE.

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

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                            2

MANAGERS' COMMENTARY                                                           4

INVESTMENT OVERVIEW                                                            9

FINANCIAL INFORMATION

  Distributions to Shareholders                                               13

  Report of Independent Registered Public Accounting Firm                     14

  Portfolio of Investments                                                    15

  Notes to Portfolio of Investments                                           40

  Financial Statements                                                        43

  Notes to Financial Statements                                               46

EXPENSE EXAMPLE                                                               65

TRUSTEES' AND OFFICERS' INFORMATION                                           67

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2011, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"I BELIEVE INVESTORS SHOULD CONTINUE
TO MAINTAIN A LONG-TERM PERSPECTIVE                [PHOTO OF DANIEL S. McNAMARA]
AND RESIST THE URGE TO PURSUE
DAY-TO-DAY MARKET SWINGS."

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JANUARY 2011

All in all, 2010 was a strong year for the financial markets. Stocks posted a second year of double-digit gains, and by the end of December had recovered most of the ground lost during the steep declines of the financial crisis. At the same time, fixed-income securities performed well, especially high-yield bonds and emerging markets debt, as yields fell and bond prices (which move in the opposite direction of yields) rose. Precious metals also outperformed as geopolitical concerns and long-term inflation fears stimulated investor interest.

But while 2010 was positive for stock and bond investors, it was also a bumpy ride. At the beginning of the year, the U.S. economy -- supported by the federal government's stimulus spending -- was showing signs of improvement and the housing market seemed to be stabilizing. Although unemployment remained high, renewed job growth was widely expected at any moment.

In the spring, however, the markets were shaken by the European debt crisis (which still continues at the time of this writing). Investor sentiment was further eroded by uncertainty about regulatory changes related to the health care, financial and energy industries, as well as the still unexplained May "flash crash" in the U.S. stock market. An anticipated summer lull was interrupted by a constant stream of negative headlines surrounding BP's oil spill in the Gulf of Mexico and growing concerns about the sustainability of the U.S. economic recovery.

In response, the Federal Reserve (the Fed) hinted of additional help -- the expansion of their policy of quantitative easing. Although "QE2" (the Fed's purchase of up to $600 billion in long-term Treasuries) was not formally enacted until after the November elections, stocks and a number of other asset classes rallied after the news. As investors reallocated their capital, the bond market rally faltered. Bond prices fell and yields -- except in the shortest maturities -- increased. Despite new worries late in the year, such as the debt problems of Portugal, Spain, Ireland and renewed weakness in the U.S. housing market, the strong performance of equity markets continued.

2011 is likely to provide its share of bumps and bruises. As a result, I believe investors should continue to maintain a long-term perspective and resist the urge to pursue day-to-day market swings. They should base investment decisions on their time horizon, risk tolerance, and financial objectives. In my opinion, investors should concentrate on:

o Quality. We believe the market has overlooked the value of high-quality dividend paying companies, which have strong balance sheets and are generally leaders in their industry.

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2  | USAA GLOBAL OPPORTUNITIES FUND
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o  Growth. For those with a long-term time horizon, growth potential is vitally important. Although the emerging markets recorded strong gains during 2009 and 2010, I think they may still offer value for patient investors.

o Income. High-yield bonds and tax-exempt bonds offer income opportunities that can offset potential equity volatility. In addition, USAA has a new fund -- the Ultra Short-Term Bond Fund(1) -- which has greater income potential than a low-yielding money market fund and focuses on fixed-income investments of shorter duration than USAA's Short-Term Bond Fund.

o Inflation Protection. As I write to you, inflation is not a concern. However, because we believe current monetary policies could potentially lead to its re-emergence, you may want to consider adding inflation protection to your portfolio. USAA now offers the Real Return Fund(2), which seeks to provide you with some protection against the risks of long-term inflation.

If you would like to learn more about our new investment strategies and find out how they might fit into your investment plan, please call one of our USAA service representatives at 1-800-531-8722. Rest assured that in the months ahead, we will continue working hard on your behalf. We believe we have some of the finest investment professionals in the industry managing your investments. Combined with our family of no-load mutual funds and our first-class service, they provide what we consider an excellent value.

Thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

INVESTING IN SECURITIES PRODUCTS INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Past performance is no guarantee of future results. o Mutual fund operating expenses apply and continue throughout the life of the fund.

(1) The Fund is subject to various risks including Real Estate Investment Trusts
    (REIT), Exchange Traded Funds (ETFs), and derivative risk. Investing in REITs may subject the Fund to many of the same risks associated with the direct ownership of real estate. Exchange Traded Funds (ETFs) are subject to risks similar to those of stocks. The derivative risk is that it is not well-correlated with the security, index, or currency to which it relates. Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost.

(2) The Fund may be subject to stock market risk and is non-diversified which means that it may invest a greater percentage of its assets in a single issuer. Individual stocks will fluctuate in response to the activities of individual companies, general market, and economic conditions domestically and abroad. When redeemed or sold, may be worth more or less than the original cost.

Financial planning services and financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), a registered investment adviser and insurance agency and its wholly owned subsidiary, USAA Financial Advisors, Inc., a registered broker dealer.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGERS' COMMENTARY ON THE FUND

USAA Investment Management Company       Quantitative Management Associates LLC
  U.S. and International Stocks            International Stocks
  (Exchange-Traded Funds (ETFs))           MARGARET S. STUMPP, Ph.D.
  JOHN P. TOOHEY, CFA                      TED LOCKWOOD
  WASIF A. LATIF                           JOHN VAN BELLE, Ph.D.
  Bonds and Money Market Instruments
                                         The Boston Company Asset
  R. MATTHEW FREUND, CFA                 Management, LLC
  ARNOLD J. ESPE, CFA                      Emerging Market Stocks
  JULIANNE BASS, CFA                       D. KIRK HENRY, CFA
  Global Real Estate Securities and ETFs   CAROLYN M. KEDERSHA, CFA, CPA
  MARK W. JOHNSON, CFA                     WARREN SKILLMAN
  DAN DENBOW, CFA
                                         Credit Suisse Securities (USA) LLC's
QS Investors, LLC*                       Volaris Volatility Management Group
  U.S. Stocks                              Option-Based Risk Management Strategy
  ROBERT WANG                              YIRONG LI, CFA
  RUSSELL SHTERN, CFA**                    DEFINA MALUKI, CFA
Credit Suisse Asset Management, LLC
  U.S. Stocks
  MIKA TOIKKA

*Effective August 1, 2010, QS Investors, LLC replaced Deutsche Investment
 Management Americas Inc. as one of the subadvisers of the Fund.

**Effective August 1, 2010, James B. Francis no longer is a co-manager of the Fund.

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o  HOW DID THE USAA GLOBAL OPPORTUNITIES FUND (THE FUND) PERFORM DURING 2010?

   During the 12-month period ended December 31, 2010, the Fund had a total return of 2.37%. This compares to returns of 15.06% for the

   Past performance is no guarantee of future results.

   Refer to page 10 for benchmark definitions.

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4  | USAA GLOBAL OPPORTUNITIES FUND

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   S&P 500 Index (the index) and 6.54% for the Barclays Capital U.S. Aggregate
   Bond Index.

   The purpose of this Fund is to provide exposure to the long-term upside of the global stock markets, while at the same time attempting to manage the risk of serious losses. While the Fund was less volatile than the Index during the past year, it fell short in terms of its total return.

o  HOW DID GLOBAL EQUITIES PERFORM DURING THE PAST YEAR?

   The world stock markets performed very well in 2010, albeit with an elevated degree of volatility. A number of positive factors underpinned the markets' double-digit gains, outweighing the bouts of investor risk aversion that occurred periodically throughout the year. Most of these included the steady improvement in global growth and the gradual dissipation of the threat that the economy would slide into a "double-dip" recession. Stronger growth, in turn, combined with businesses' cost-cutting efforts to fuel a substantial increase in corporate earnings over previous year levels. Monetary policy was also highly supportive, with the world's major central banks all taking steps to help stave off a slowdown in growth. The most notable initiative was a second round of "quantitative easing", better known as "QE2", pursued by the U.S. Federal Reserve in the latter half of the year. Federal Reserve Chairman Ben Bernanke surprised investors with his first mention of QE2, in late August, sparking gains for equities in the final four months of the year.

   The international developed markets, while finishing the year with a modest increase, did not keep pace with their U.S. counterparts. The European government debt crisis severely pressured market performance in both the April-May period and then again in November, causing the MSCI EAFE Net Index to lag with a return of 7.75%. The story was much better in the emerging markets, where the combination of stronger economic growth and healthier government finances propelled the asset class to a return of 18.88%, as measured by the MSCI Emerging Markets Net Index.

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                                            MANAGERS' COMMENTARY ON THE FUND | 5

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o  WHAT FACTORS INFLUENCED THE FUND'S PERFORMANCE?

   We seek to manage the risk of a severe market downdraft by using an equity hedging strategy managed by Credit Suisse Securities (USA) LLC's Volaris Volatility Management Group (Volaris Group). We work closely with Volaris Group to manage the equity hedging strategy based on market conditions.
   While this strategy can limit the impact of a market downdraft -- which it did successfully during the April-May interval -- it also can limit upside potential. This proved to be the case in the final four months of the year, during which our hedging strategy prevented the Fund from fully participating in the market's robust rally.

   Our position in the Deutsche iGAP Investment Trust "B" also was a drag on the Fund's performance. Managed by QS Investors, iGAP is a global tactical allocation strategy hedge fund that takes long and short positions in stocks, currencies, commodities, and bond markets around the world. We held a position in the iGap Trust during the first half of the year, and we have since eliminated it from the portfolio.

   The performance of our underlying U.S. equity managers, QS Investors, detracted modestly from the Fund's relative performance. This was offset, to some extent, by the outperformance of QMA's portfolio of international equities.

   On the plus side, the Fund's allocations added value during 2010. We have a basic strategic allocation to the U.S. stock market, the international developed stock markets, and the emerging markets, and we tactically adjust these weights based on market conditions. For the majority of the past year, we held an overweight in U.S. large-cap stocks and the emerging markets relative to the developed international markets. The basis for this positioning is that emerging markets have both better growth prospects and stronger financial health than markets in the industrialized world, while U.S. large-cap stocks feature better balance sheets than their overseas counterparts. Looking overseas, Europe may not yet be out of the woods. European countries with vastly different problems have to share a single monetary policy, which has emerged as a critical issue following the multi-year slowdown in global economic growth. Additionally, the European

================================================================================

6  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

   banking system is more highly leveraged than the U.S. banking system, and it holds significant amounts of the sovereign debt issued by economically-weak and highly-indebted eurozone countries. With this as the backdrop, our underweight in the international developed markets was a positive for our 12-month performance results.

o  WHAT IS YOUR OUTLOOK AS WE MOVE INTO 2011?

   We continue to see a mixed picture as we survey the economic outlook. There are many reasons to take an optimistic view, including the improvement in consumer finances and the passage of a bill extending the Bush-era tax cuts. On the corporate level, businesses are holding a cash position near a three-decade high -- creating an enormous war chest for spending once business leaders grow more confident in the recovery. An uptick in bank lending and the continued expansion of the manufacturing sector also serve as positive underpinnings for growth. On the other hand, lingering unemployment, the depressed housing market, budget cutbacks on the state and local government level, and concerns about the sovereign debt problems in Europe are all factors that continue to weigh on economic forecasts. While we believe these varied inputs add up to a positive outlook overall, we remain cautious in the near-term since the private sector is still very dependent on monetary and fiscal support from the government.

   U.S. corporate earnings have remained quite strong, as productivity gains have propelled the profit margins of non-financial stocks toward all-time highs. Going forward, we will be looking for sales growth and

   Exchange Traded Funds (ETF's) are subject to risks similar to those of stocks. o Investment returns may fluctuate and are subject to market volatility, so that an investor's shares, when redeemed or sold, may be worth more or less than their original cost. o Options are considered speculative investment strategies. o Index collars are generally employed to protect unrealized profits from the portfolio being protected, and the index option class chosen will generally have an underlying index that most closely tracks the performance of the portfolio. While losses may be limited so are potential gains. o As interest rates rise, existing bond prices fall.
   o Diversification does not guarantee a profit or prevent a loss.

================================================================================

                                           MANAGERS' COMMENTARY ON THE FUND |  7

================================================================================

   increased financial leverage to drive corporate earnings growth. We are forecasting more modest earnings growth than the consensus.

   Emerging-market growth has been robust, providing a positive underpinning for the world economy. However, globally accommodative monetary policies are beginning to create inflationary pressures in some emerging markets -- raising the potential that central banks may have to boost interest rates in order to rein in their overheating economies.

   Although this mixed picture could fuel increased market volatility in the months ahead, we believe our disciplined, diversified approach is well-suited to navigating a potentially challenging environment.

   Thank you for your investment in the Fund.

   There are additional risks associated with the Fund including alternative and foreign risks.

   Alternative investments carry specific investor qualifications which can include high income and net worth requirements as well as relatively high investment minimums. They are complex investment vehicles, generally carry high costs, substantial risks, and may be highly volatile. There is often limited (or even non-existent) liquidity and a lack of transparency regarding the underlying assets. They are not suitable for all investors. Please carefully review the offering documents for complete information regarding terms, including all applicable fees, as well as other factors you should consider before investing.

   Foreign investing is subject to additional risks, such as currency fluctuations, market illiquidity, and political instability.

   Investing in small-cap companies involves the greater risk of investing in smaller, less well-known companies, especially those which have a narrow product line or are traded infrequently, compared to investing in established companies with proven track records.

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8  | USAA GLOBAL OPPORTUNITIES FUND

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INVESTMENT OVERVIEW

USAA GLOBAL OPPORTUNITIES FUND (Ticker Symbol: UGOFX)

--------------------------------------------------------------------------------

                                              12/31/10              12/31/09
--------------------------------------------------------------------------------
Net Assets                                 $475.1 Million        $318.1 Million
Net Asset Value Per Share                      $10.09                $9.94

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/10
--------------------------------------------------------------------------------
1 Year                                                   Since Inception 7/31/08
2.37%                                                             2.26%

--------------------------------------------------------------------------------
                                 EXPENSE RATIO*
--------------------------------------------------------------------------------
Before Reimbursement          1.11%         After Reimbursement        1.11%

               (Includes acquired fund fees and expenses of 0.17%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH MAY 1, 2011, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.00% OF THE FUND'S AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER MAY 1, 2011. IF THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 1.00%, THE FUND WILL OPERATE AT THE LOWER EXPENSE RATIO.

BEFORE AND AFTER REIMBURSEMENT EXPENSE RATIOS ARE REPORTED IN THE FUND'S PROSPECTUS DATED MAY 1, 2010. THESE EXPENSE RATIOS MAY DIFFER FROM THE EXPENSE RATIOS DISCLOSED IN THE FINANCIAL HIGHLIGHTS, WHICH EXCLUDE ACQUIRED FUND FEES AND EXPENSES.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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                                                        INVESTMENT OVERVIEW |  9

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                  BARCLAYS CAPITAL
                   U.S. AGGREGATE           USAA GLOBAL
                     BOND INDEX         OPPORTUNITIES FUND     S&P 500 INDEX
07/31/08            $10,000.00             $10,000.00           $10,000.00
08/31/08             10,094.91              10,100.00            10,144.65
09/30/08              9,959.32               9,260.00             9,240.68
10/31/08              9,724.23               8,820.00             7,688.73
11/30/08             10,040.76               8,450.00             7,137.03
12/31/08             10,415.37               8,671.84             7,212.97
01/31/09             10,323.47               8,097.07             6,605.01
02/28/09             10,284.50               7,542.48             5,901.73
03/31/09             10,427.47               7,865.15             6,418.69
04/30/09             10,477.33               8,389.50             7,033.02
05/31/09             10,553.32               8,853.34             7,426.40
06/30/09             10,613.35               8,934.01             7,441.13
07/31/09             10,784.54               9,407.94             8,003.95
08/31/09             10,896.20               9,599.52             8,292.93
09/30/09             11,010.66               9,932.28             8,602.38
10/31/09             11,065.03               9,821.36             8,442.58
11/30/09             11,208.28              10,133.95             8,948.99
12/31/09             11,033.08              10,310.56             9,121.85
01/31/10             11,201.62              10,020.12             8,793.70
02/28/10             11,243.45              10,175.71             9,066.10
03/31/10             11,229.63              10,528.38             9,613.20
04/30/10             11,346.52              10,600.99             9,764.97
05/31/10             11,442.00              10,123.84             8,985.23
06/30/10             11,621.43               9,729.68             8,514.87
07/31/10             11,745.42              10,082.35             9,111.44
08/31/10             11,896.55               9,688.19             8,700.12
09/30/10             11,909.23              10,227.57             9,476.55
10/31/10             11,951.63              10,331.30             9,837.13
11/30/10             11,882.94              10,227.57             9,838.39
12/31/10             11,754.80              10,555.03            10,495.91

                                   [END CHART]

                 Data since Fund inception 7/31/08 to 12/31/10.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Global Opportunities Fund to the following benchmarks:

o The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. It once was known as the Lehman Brothers U.S. Aggregate Bond Index.

o The unmanaged S&P 500 Index represents the weighted average performance of a group of 500 widely held, publicly traded stocks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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10  | USAA GLOBAL OPPORTUNITIES FUND

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                             TOP 10 EQUITY HOLDINGS
                                 AS OF 12/31/10
                                (% of Net Assets)

iShares MSCI Emerging Markets Index Fund* ................................ 19.7%
iShares MSCI EAFE Index Fund* ............................................ 11.5%
Exxon Mobil Corp. ........................................................  1.4%
SPDR Trust Series 1 ......................................................  1.1%
International Business Machines Corp. ....................................  1.1%
iShares Russell 2000 Index Fund* .........................................  1.1%
Microsoft Corp. ..........................................................  0.9%
Verizon Communications, Inc. .............................................  0.9%
Coca-Cola Co. ............................................................  0.9%
Apple, Inc. ..............................................................  0.8%

* Pursuant to a Securities and Exchange Commission (SEC) exemptive order and a related agreement with iShares Trust (iShares), the Fund may invest in iShares in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

You will find a complete list of securities that the Fund owns on pages 15-39.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                                ASSET ALLOCATION
                                 AS OF 12/31/10
                                (% of Net Assets)

Common Stocks ............................................................ 62.4%
Exchange-Traded Funds* ................................................... 33.4%
Corporate Obligations ....................................................  1.9%
Money Market Instruments .................................................  1.3%
Options Purchased ........................................................  1.0%
Eurodollar and Yankee Obligations ........................................  0.4%
Commercial Mortgage Securities ...........................................  0.3%
Preferred Securities .....................................................  0.1%

* Exchange-traded funds (ETFs) are baskets of securities and are traded, like individual stocks, on an exchange. These particular ETFs represent multiple sectors. The Fund participates in exemptive orders held by certain ETFs that allow the Fund to invest in these ETFs above the level permitted under the Investment Act of 1940.

  Percentages are of net assets of the Fund and may not equal 100%.

================================================================================

12  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended December 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

77.01% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended December 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended December 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $741,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  13

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA GLOBAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Global Opportunities Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Global Opportunities Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three periods in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
February 18, 2011

================================================================================

14  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

PORTFOLIO OF INVESTMENTS

December 31, 2010

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             EQUITY SECURITIES (95.9%)

             COMMON STOCKS (62.4%)

             CONSUMER DISCRETIONARY (7.0%)
             -----------------------------
             APPAREL & ACCESSORIES & LUXURY GOODS (0.7%)
    1,526    Adidas - Salomon AG(a),(b)                                                                      $    100
      587    Christian Dior SA(b)                                                                                  84
   12,900    Coach, Inc.(b)                                                                                       713
    1,324    Compagnie Financiere Richemont S.A.(a)                                                                78
    1,965    LVMH Moet Hennessy - Louis Vuitton S.A.(b)                                                           323
    2,242    Swatch Group Ltd.(a),(b)                                                                             181
   18,700    VF Corp.(b)                                                                                        1,611
                                                                                                             --------
                                                                                                                3,090
                                                                                                             --------
             APPAREL RETAIL (0.7%)
   52,400    American Eagle Outfitters, Inc.(b)                                                                   766
   72,400    Gap, Inc.(b)                                                                                       1,603
    3,232    Industria de Diseno Textil S.A.(a)                                                                   242
    6,900    Stage Stores, Inc.                                                                                   120
   13,000    TJX Companies, Inc.(b)                                                                               577
                                                                                                             --------
                                                                                                                3,308
                                                                                                             --------
             AUTO PARTS & EQUIPMENT (0.3%)
    2,100    Aisin Seiki Co. Ltd.(a),(b)                                                                           74
    2,900    Autoliv, Inc.(b)                                                                                     229
   10,500    Dana Holding Corp.*                                                                                  181
      900    Denso Corp.(a),(b)                                                                                    31
    4,500    Lear Corp.*(b)                                                                                       444
    3,000    NHK Spring Co.(a)                                                                                     33
    3,000    NOK Corp.(a),(b)                                                                                      62
    5,800    Toyota Industries Corp.(a),(b)                                                                       180
                                                                                                             --------
                                                                                                                1,234
                                                                                                             --------
             AUTOMOBILE MANUFACTURERS (0.4%)
    1,095    Bayerische Motoren Werke AG(a),(b)                                                                    86
    6,086    Daimler AG*(a),(b)                                                                                   412
   18,000    Ford Motor Co.*                                                                                      302
    8,000    Fuji Heavy Industries Ltd.(a)                                                                         62
    5,000    Honda Motor Co. Ltd.(a),(b)                                                                          198

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  15

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
   44,000    Isuzu Motors Ltd.(a)                                                                            $    200
    1,863    Peugeot S.A. ADR*                                                                                     71
    4,141    Renault S.A.*(b)                                                                                     241
    1,300    Suzuki Motor Corp.(a)                                                                                 32
    5,900    Toyota Motor Corp.(a),(b)                                                                            232
      148    Volkswagen AG(a),(b)                                                                                  21
                                                                                                             --------
                                                                                                                1,857
                                                                                                             --------
             AUTOMOTIVE RETAIL (0.1%)
    7,700    Advance Auto Parts, Inc.(b)                                                                          509
                                                                                                             --------
             BROADCASTING (0.1%)
   63,020    ITV plc*                                                                                              69
    5,200    Liberty Media-Starz "A"*(b)                                                                          346
      447    ProSiebenSat.1 Media AG(a)                                                                            13
                                                                                                             --------
                                                                                                                  428
                                                                                                             --------
             CABLE & SATELLITE (0.5%)
  106,400    Comcast Corp. "A"(b)                                                                               2,337
    1,900    DIRECTV "A"*(b)                                                                                       76
                                                                                                             --------
                                                                                                                2,413
                                                                                                             --------
             CASINOS & GAMING (0.2%)
   97,000    Genting International plc*(b)                                                                        165
    4,500    Las Vegas Sands Corp.*                                                                               207
    7,300    Penn National Gaming, Inc.*                                                                          257
   42,000    SJM Holdings Ltd.                                                                                     67
   59,200    Wynn Macau Ltd.                                                                                      132
                                                                                                             --------
                                                                                                                  828
                                                                                                             --------
             COMPUTER & ELECTRONICS RETAIL (0.3%)
   17,700    Best Buy Co., Inc.(b)                                                                                607
   40,300    GameStop Corp. "A"*(b)                                                                               922
      260    Yamada Denki Co. Ltd.(a),(b)                                                                          18
                                                                                                             --------
                                                                                                                1,547
                                                                                                             --------
             DEPARTMENT STORES (0.5%)
   14,100    Dillard's, Inc. "A"                                                                                  535
   21,500    Kohl's Corp.*(b)                                                                                   1,168
   10,476    Next plc(b)                                                                                          323
    1,007    PPR(b)                                                                                               160
                                                                                                             --------
                                                                                                                2,186
                                                                                                             --------
             DISTRIBUTORS (0.2%)
    5,200    Core-Mark Holding Co., Inc.*(b)                                                                      185
   11,200    Genuine Parts Co.                                                                                    575
                                                                                                             --------
                                                                                                                  760
                                                                                                             --------

================================================================================

16  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             EDUCATION SERVICES (0.4%)
   23,800    Apollo Group, Inc."A"*                                                                          $    940
    7,400    Career Education Corp.*(b)                                                                           153
   10,100    DeVry, Inc.                                                                                          485
    8,200    ITT Educational Services, Inc.*                                                                      522
                                                                                                             --------
                                                                                                                2,100
                                                                                                             --------
             FOOTWEAR (0.2%)
    8,400    Deckers Outdoor Corp.*                                                                               670
    9,100    Timberland Co."A"*                                                                                   224
                                                                                                             --------
                                                                                                                  894
                                                                                                             --------
             HOME IMPROVEMENT RETAIL (0.0%)
   42,761    Kingfisher plc(b)                                                                                    176
                                                                                                             --------
             HOMEBUILDING (0.0%)
    2,000    Sekisui Chemical Co.Ltd.(a)                                                                           14
                                                                                                             --------
             HOMEFURNISHING RETAIL (0.1%)
   29,600    Aaron's, Inc.                                                                                        604
                                                                                                             --------
             HOTELS,RESORTS,& CRUISE LINES (0.2%)
    7,500    Carnival Corp.(b)                                                                                    346
    3,713    Intercontinental Hotels Group plc                                                                     72
    5,800    Marriott International, Inc."A"(b)                                                                   241
    8,700    Royal Caribbean Cruises Ltd.*                                                                        409
      888    TUI AG*(a)                                                                                            12
                                                                                                             --------
                                                                                                                1,080
                                                                                                             --------
             HOUSEHOLD APPLIANCES (0.0%)
    1,100    Rinnai Corp.(a)                                                                                       67
                                                                                                             --------
             HOUSEWARES & SPECIALTIES (0.0%)
    3,700    Blyth, Inc.(b)                                                                                       128
                                                                                                             --------
             INTERNET RETAIL (0.2%)
    7,400    Dena Co.Ltd.(a)                                                                                      265
   11,200    Expedia, Inc.                                                                                        281
    1,100    Priceline.com, Inc.*                                                                                 440
                                                                                                             --------
                                                                                                                  986
                                                                                                             --------
             LEISURE FACILITIES (0.2%)
   29,300    International Speedway Corp."A"(b)                                                                   767
                                                                                                             --------
             LEISURE PRODUCTS (0.1%)
   18,100    JAKKS Pacific, Inc.*                                                                                 330
    3,100    Polaris Industries, Inc.                                                                             242
    4,800    Sega Sammy Holdings, Inc.(a)                                                                          91
                                                                                                             --------
                                                                                                                  663
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             MOVIES & ENTERTAINMENT (0.6%)
   15,500    AOL, Inc.*(b)                                                                                   $    368
    6,200    News Corp."A"(b)                                                                                      90
   20,966    Time Warner, Inc.(b)                                                                                 674
   17,851    Vivendi S.A.(b)                                                                                      482
   39,200    Walt Disney Co.(b)                                                                                 1,470
                                                                                                             --------
                                                                                                                3,084
                                                                                                             --------
             PUBLISHING (0.1%)
   89,493    Fairfax Media Ltd.(b)                                                                                128
   10,200    McGraw-Hill Companies, Inc.                                                                          371
                                                                                                             --------
                                                                                                                  499
                                                                                                             --------
             RESTAURANTS (0.3%)
    5,300    BJ's Restaurants, Inc.*                                                                              188
   31,500    Dominos Pizza, Inc.*                                                                                 502
   19,500    Starbucks Corp.(b)                                                                                   627
                                                                                                             --------
                                                                                                                1,317
                                                                                                             --------
             SPECIALIZED CONSUMER SERVICES (0.2%)
    7,600    Coinstar, Inc.*                                                                                      429
   22,600    H&R Block, Inc.                                                                                      269
    3,600    Sotheby's Holdings, Inc."A"                                                                          162
                                                                                                             --------
                                                                                                                  860
                                                                                                             --------
             SPECIALTY STORES (0.3%)
   17,800    Cabela's, Inc.*                                                                                      387
    3,700    Jo-Ann Stores, Inc.*(b)                                                                              223
   54,200    Office Depot, Inc.*                                                                                  293
   10,600    Signet Jewelers Ltd.*(b)                                                                             460
                                                                                                             --------
                                                                                                                1,363
                                                                                                             --------
             TIRES & RUBBER (0.1%)
   49,700    Goodyear Tire & Rubber Co.*                                                                          589
                                                                                                             --------
             Total Consumer Discretionary                                                                      33,351
                                                                                                             --------
             CONSUMER STAPLES (4.5%)
             -----------------------
             BREWERS (0.2%)
    1,300    Asahi Breweries Ltd.(a),(b)                                                                           25
      992    Carlsberg A/S(a),(b)                                                                                  99
    1,680    InBev N.V.(b)                                                                                         96
   10,300    Molson Coors Brewing Co."B"(b)                                                                       517
                                                                                                             --------
                                                                                                                  737
                                                                                                             --------
             DISTILLERS & VINTNERS (0.1%)
   23,688    Diageo plc(b)                                                                                        438
                                                                                                             --------

================================================================================

18  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             FOOD DISTRIBUTORS (0.0%)
      400    Itochu-Shokuhin Co.Ltd.(a)                                                                      $     14
                                                                                                             --------
             FOOD RETAIL (0.2%)
    8,855    Jeronimo Martins, SGPS S.A.                                                                          135
      508    Kesko Oyj "B"(a)                                                                                      24
   15,854    Koninklijke Ahold N.V.(b)                                                                            209
   16,697    Tesco plc(b)                                                                                         111
    7,299    Woolworths Ltd.(b)                                                                                   201
                                                                                                             --------
                                                                                                                  680
                                                                                                             --------
             HOUSEHOLD PRODUCTS (0.8%)
    9,400    Colgate-Palmolive Co.                                                                                756
    1,361    Henkel AG & Co.(a),(b)                                                                                70
   43,500    Procter & Gamble Co.(b)                                                                            2,798
    4,678    Reckitt Benckiser Group plc(b)                                                                       257
    1,200    Unicharm Corp.(a),(b)                                                                                 48
                                                                                                             --------
                                                                                                                3,929
                                                                                                             --------
             HYPERMARKETS & SUPER CENTERS (0.4%)
   14,000    Aeon Co.Ltd.(a),(b)                                                                                  175
      317    Metro AG(a)                                                                                           23
   34,700    Wal-Mart Stores, Inc.(b)                                                                           1,871
      756    Wesfarmers Ltd.(b)                                                                                    25
                                                                                                             --------
                                                                                                                2,094
                                                                                                             --------
             PACKAGED FOODS & MEAT (0.9%)
    4,377    Associated British Foods plc                                                                          80
   16,810    Goodman Fielder Ltd.(b)                                                                               23
    7,700    H.J.Heinz Co.(b)                                                                                     381
   30,400    Hershey Co.(b)                                                                                     1,433
   14,269    Nestle S.A.(a),(b)                                                                                   836
   41,800    Tyson Foods, Inc."A"(b)                                                                              720
   11,405    Unilever N.V.(b)                                                                                     355
   13,024    Unilever plc(b)                                                                                      399
                                                                                                             --------
                                                                                                                4,227
                                                                                                             --------
             PERSONAL PRODUCTS (0.0%)
    4,000    Kao Corp.(a),(k)                                                                                     108
      589    L'Oreal S.A.(b)                                                                                       65
                                                                                                             --------
                                                                                                                  173
                                                                                                             --------
             SOFT DRINKS (0.9%)
    4,500    Coca Cola West Holdings Co.(a),(b)                                                                    81
   62,500    Coca-Cola Co.(b)                                                                                   4,111
    5,500    Dr.Pepper Snapple Group, Inc.(b)                                                                     193
                                                                                                             --------
                                                                                                                4,385
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             TOBACCO (1.0%)
   13,931    British America Tobacco plc(b)                                                                  $    535
   23,400    Lorillard, Inc.(b)                                                                                 1,920
   36,500    Philip Morris International, Inc.(b)                                                               2,137
    1,829    Swedish Match AB(a)                                                                                   53
                                                                                                             --------
                                                                                                                4,645
                                                                                                             --------
             Total Consumer Staples                                                                            21,322
                                                                                                             --------
             ENERGY (6.6%)
             -------------
             COAL & CONSUMABLE FUELS (0.2%)
   21,800    Cloud Peak Energy, Inc.*                                                                             506
    3,700    Peabody Energy Corp.(b)                                                                              237
                                                                                                             --------
                                                                                                                  743
                                                                                                             --------
             INTEGRATED OIL & GAS (3.8%)
    5,038    BG Group plc(b)                                                                                      102
   84,519    BP plc(b)                                                                                            614
   41,600    Chevron Corp.(b)                                                                                   3,796
   11,226    ENI S.p.A.(a),(b)                                                                                    245
   89,500    Exxon Mobil Corp.(b)                                                                               6,544
   38,900    Hess Corp.                                                                                         2,977
   17,900    Marathon Oil Corp.(b)                                                                                663
   13,000    Occidental Petroleum Corp.(b)                                                                      1,275
   18,247    Royal Dutch Shell plc "A"(b)                                                                         608
   15,770    Royal Dutch Shell plc "B"(b)                                                                         520
    7,820    Statoil ASA(a),(b)                                                                                   186
   12,358    Total S.A.(b)                                                                                        655
                                                                                                             --------
                                                                                                               18,185
                                                                                                             --------
             OIL & GAS DRILLING (0.5%)
    6,000    Diamond Offshore Drilling, Inc.                                                                      401
   22,100    Helmerich & Payne, Inc.                                                                            1,071
   31,100    Nabors Industries Ltd.*                                                                              730
    2,614    Seadrill Ltd.(a)                                                                                      89
                                                                                                             --------
                                                                                                                2,291
                                                                                                             --------
             OIL & GAS EQUIPMENT & SERVICES (0.7%)
   15,800    Complete Production Services, Inc.*                                                                  467
    5,200    Halliburton Co.(b)                                                                                   212
    4,100    National-Oilwell Varco, Inc.(b)                                                                      276
   19,100    Oceaneering International, Inc.*(b)                                                                1,407
   11,300    Seacor Holdings, Inc.(b)                                                                           1,142
                                                                                                             --------
                                                                                                                3,504
                                                                                                             --------

================================================================================

20  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             OIL & GAS EXPLORATION & PRODUCTION (1.2%)
    1,900    Anadarko Petroleum Corp.(b)                                                                     $    145
    6,500    Berry Petroleum Co."A"                                                                               284
   11,800    Chesapeake Energy Corp.(b)                                                                           306
   14,600    Comstock Resources, Inc.*                                                                            359
   19,300    Devon Energy Corp.(b)                                                                              1,515
   23,500    Energy Partners Ltd.*(b)                                                                             349
    3,100    Newfield Exploration Co.*                                                                            223
   15,300    Noble Energy, Inc.(b)                                                                              1,317
   57,300    W&T Offshore, Inc.                                                                                 1,024
                                                                                                             --------
                                                                                                                5,522
                                                                                                             --------
             OIL & GAS REFINING & MARKETING (0.2%)
   12,554    Caltex Australia(b)                                                                                  185
   64,000    Cosmo Oil Co.Ltd.(a)                                                                                 210
    1,700    Idemitsu Kosan Co.Ltd.(a)                                                                            180
   42,000    JX Holdings, Inc.(a)                                                                                 284
    3,300    Showa Shell Sekiyu K.K.(a)                                                                            30
   20,500    Western Refining, Inc.*                                                                              217
                                                                                                             --------
                                                                                                                1,106
                                                                                                             --------
             Total Energy                                                                                      31,351
                                                                                                             --------
             FINANCIALS (11.5%)
             ------------------
             ASSET MANAGEMENT & CUSTODY BANKS (0.7%)
   62,227    3i Group plc(b)                                                                                      319
   28,000    American Capital Ltd.*(b)                                                                            212
    1,400    BlackRock, Inc."A"                                                                                   267
   30,900    Invesco Ltd.ADR                                                                                      743
   15,200    Janus Capital Group, Inc.                                                                            197
   29,100    Legg Mason, Inc.(b)                                                                                1,056
   10,000    State Street Corp.                                                                                   463
                                                                                                             --------
                                                                                                                3,257
                                                                                                             --------
             CONSUMER FINANCE (0.4%)
   12,800    American Express Co.(b)                                                                              549
   27,200    Capital One Financial Corp.(b)                                                                     1,158
   13,000    Discover Financial Services(b)                                                                       241
                                                                                                             --------
                                                                                                                1,948
                                                                                                             --------
             DIVERSIFIED BANKS (2.0%)
   18,295    Australia and New Zealand Banking Group Ltd.(b)                                                      437
   21,066    Banco Bilbao Vizcaya Argentaria S.A.(a),(b)                                                          213
   21,786    Banco Santander S.A.(a),(b)                                                                          231
   74,850    Barclays plc(b)                                                                                      305

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
    6,209    BNP Paribas S.A.(b)                                                                             $    395
   23,000    Chuo Mitsui Trust Holdings, Inc.(a)                                                                   95
    2,534    Commonwealth Bank of Australia(b)                                                                    132
      183    Dexia*                                                                                                 1
    8,800    DnB NOR ASA(a),(b)                                                                                   124
   55,048    HSBC Holdings plc(b)                                                                                 559
    6,542    KBC Groep N.V.*(b)                                                                                   223
  202,755    Lloyds TSB Group plc*(b)                                                                             208
   65,500    Mitsubishi UFJ Financial Group, Inc.(a),(b)                                                          354
  203,300    Mizuho Trust & Banking Co., Ltd.(a),(b)                                                              383
    5,174    National Australia Bank Ltd.(b)                                                                      125
   42,284    Natixis*(b)                                                                                          198
   18,336    Nordea Bank AB(a),(b)                                                                                199
   24,211    Skandinaviska Enskilda Banken "A"(a),(b)                                                             202
    7,072    Societe Generale(b)                                                                                  380
    1,961    Standard Chartered plc(b)                                                                             53
   16,300    Sumitomo Mitsui Financial Group, Inc.(a),(b)                                                         580
    5,035    Swedbank AB "A"*(a),(b)                                                                               70
   11,900    U.S.Bancorp                                                                                          321
  111,500    Wells Fargo & Co.(b)                                                                               3,455
    3,483    Westpac Banking Corp.(b)                                                                              79
                                                                                                             --------
                                                                                                                9,322
                                                                                                             --------
             DIVERSIFIED CAPITAL MARKETS (0.1%)
    1,626    Credit Suisse Group(a),(b)                                                                            66
    5,741    Deutsche Bank AG(a),(b)                                                                              300
   17,930    UBS AG*(a)                                                                                           294
                                                                                                             --------
                                                                                                                  660
                                                                                                             --------
             DIVERSIFIED REAL ESTATE ACTIVITIES (0.2%)
   22,500    Kerry Properties Ltd.                                                                                117
    3,000    Sun Hung Kai Properties Ltd.                                                                          50
    2,500    Swire Pacific Ltd.                                                                                    41
   66,000    UOL Group Ltd.(b)                                                                                    244
   30,000    Wharf (Holdings) Ltd.(b)                                                                             231
   48,000    Wheelock & Co.Ltd.(b)                                                                                194
                                                                                                             --------
                                                                                                                  877
                                                                                                             --------
             INSURANCE BROKERS (0.0%)
    8,300    Brown & Brown, Inc.                                                                                  199
                                                                                                             --------
             INVESTMENT BANKING & BROKERAGE (0.5%)
   13,600    Goldman Sachs Group, Inc.(b)                                                                       2,287
    6,000    Oppenheimer Holdings, Inc.(b)                                                                        157
                                                                                                             --------
                                                                                                                2,444
                                                                                                             --------

================================================================================

22  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             LIFE & HEALTH INSURANCE (0.2%)
    7,200    AFLAC, Inc.                                                                                     $    406
  211,976    Legal & General Group plc(b)                                                                         320
    1,637    Swiss Life Holding(a)                                                                                237
                                                                                                             --------
                                                                                                                  963
                                                                                                             --------
             MULTI-LINE INSURANCE (0.5%)
    3,142    Allianz Holding AG(a),(b)                                                                            373
    4,000    American National Insurance Co.(b)                                                                   342
   35,949    Aviva plc(b)                                                                                         220
   26,400    Hartford Financial Services Group, Inc.(b)                                                           699
   40,742    Royal & Sun Alliance Insurance Group(b)                                                               80
    3,569    Sampo OYJ "A"(a),(b)                                                                                  96
    1,350    Zurich Financial Services AG(a),(b)                                                                  350
                                                                                                             --------
                                                                                                                2,160
                                                                                                             --------
             MULTI-SECTOR HOLDINGS (0.0%)
   19,685    Criteria Caixacorp S.A.(a)                                                                           105
      969    Eurazeo                                                                                               72
                                                                                                             --------
                                                                                                                  177
                                                                                                             --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (1.8%)
  178,900    Bank of America Corp.(b)                                                                           2,387
  386,500    Citigroup, Inc.*(b)                                                                                1,828
   41,663    ING Groep N.V.*(b)                                                                                   405
   90,200    JPMorgan Chase & Co.(b)                                                                            3,826
                                                                                                             --------
                                                                                                                8,446
                                                                                                             --------
             PROPERTY & CASUALTY INSURANCE (1.4%)
    8,200    Allied World Assurance Co.                                                                           487
   14,100    AXIS Capital Holdings Ltd.                                                                           506
   14,500    Berkshire Hathaway, Inc." B"*(b)                                                                   1,162
   19,600    Chubb Corp.(b)                                                                                     1,169
   62,400    Travelers Companies, Inc.(b)                                                                       3,476
                                                                                                             --------
                                                                                                                6,800
                                                                                                             --------
             REAL ESTATE DEVELOPMENT (0.0%)
    9,000    Cheung Kong Holdings Ltd.                                                                            139
                                                                                                             --------
             REAL ESTATE OPERATING COMPANIES (0.1%)
   58,210    Immofinanz AG*(a),(b)                                                                                248
                                                                                                             --------
             REGIONAL BANKS (0.9%)
   11,880    Bendigo Bank Ltd.(b)                                                                                 121
   21,000    Cathay General Bancorp                                                                               351
    2,000    Chiba Bank Ltd.(a),(b)                                                                                13
   81,400    Fifth Third Bancorp(b)                                                                             1,195

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
   59,000    Nishi Nippon City Bank Ltd.(a),(b)                                                              $    179
   13,300    Pinnacle Financial Partners, Inc.*                                                                   181
   10,100    PNC Financial Services Group, Inc.(b)                                                                613
   25,200    Resona Holdings, Inc.(a),(b)                                                                         151
   42,000    Shinsei Bank Ltd.*(a)                                                                                 55
    7,800    Signature Bank*                                                                                      390
   38,400    SunTrust Banks, Inc.(b)                                                                            1,133
    6,400    Texas Capital Bancshares, Inc.*                                                                      136
                                                                                                             --------
                                                                                                                4,518
                                                                                                             --------
             REINSURANCE (0.3%)
    3,254    Hannover Rueckversicherungs(a),(b)                                                                   175
    9,600    Montpelier Re Holdings Ltd.                                                                          191
    2,522    Swiss Reinsurance Co.Ltd.(a)                                                                         137
   28,000    Validus Holdings Ltd.                                                                                857
                                                                                                             --------
                                                                                                                1,360
                                                                                                             --------
             REITs - DIVERSIFIED (0.1%)
   37,000    BGP Holdings plc, acquired 8/06/2009; cost: $0*(a),(c)                                                 -
      632    Cousins Properties, Inc.(b)                                                                            5
      235    Gecina S.A.(b)                                                                                        26
   18,058    GPT Group                                                                                             54
   91,741    Stockland(b)                                                                                         338
                                                                                                             --------
                                                                                                                  423
                                                                                                             --------
             REITs - OFFICE (0.3%)
    8,475    CommonWealth REIT(b)                                                                                 216
   34,900    Piedmont Office Realty Trust, "A"                                                                    703
    6,000    SL Green Realty Corp.                                                                                405
                                                                                                             --------
                                                                                                                1,324
                                                                                                             --------
             REITs - RETAIL (0.1%)
    7,200    Getty Realty Corp.(b)                                                                                225
    5,337    Westfield Group                                                                                       53
    5,337    Westfield Retail Trust*                                                                               14
                                                                                                             --------
                                                                                                                  292
                                                                                                             --------
             REITs - SPECIALIZED (1.5%)
   33,000    Ashford Hospitality Trust, Inc.*(b)                                                                  318
   89,600    HCP, Inc.                                                                                          3,296
   17,300    Public Storage(b)                                                                                  1,755
   35,300    Rayonier, Inc.(b)                                                                                  1,854
                                                                                                             --------
                                                                                                                7,223
                                                                                                             --------
             SPECIALIZED FINANCE (0.4%)
   12,300    CIT Group, Inc.*(b)                                                                                  579
    1,800    CME Group, Inc.                                                                                      579

================================================================================

24  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
    3,700    Hong Kong Exchanges & Clearing Ltd.                                                             $     84
    1,250    Mitsubishi UFJ Lease & Finance Co., Ltd.(a)                                                           50
    9,700    NASDAQ OMX Group, Inc.*(b)                                                                           230
   15,200    NewStar Financial, Inc.*(b)                                                                          161
    9,900    PHH Corp.*                                                                                           229
                                                                                                             --------
                                                                                                                1,912
                                                                                                             --------
             Total Financials                                                                                  54,692
                                                                                                             --------
             HEALTH CARE (7.2%)
             ------------------
             BIOTECHNOLOGY (0.7%)
   17,300    Celgene Corp.*(b)                                                                                  1,023
   31,800    Cephalon, Inc.*(b)                                                                                 1,963
   11,300    Myriad Genetics, Inc.*                                                                               258
                                                                                                             --------
                                                                                                                3,244
                                                                                                             --------
             HEALTH CARE DISTRIBUTORS (0.8%)
   32,800    AmerisourceBergen Corp.(b)                                                                         1,119
   69,300    Cardinal Health, Inc.(b)                                                                           2,655
                                                                                                             --------
                                                                                                                3,774
                                                                                                             --------
             HEALTH CARE EQUIPMENT (1.1%)
   32,600    Baxter International, Inc.(b)                                                                      1,650
    6,700    Beckman Coulter, Inc.                                                                                504
  110,600    Boston Scientific Corp.*(b)                                                                          837
    5,000    C.R.Bard, Inc.                                                                                       459
   29,800    Stryker Corp.(b)                                                                                   1,600
    6,300    Thoratec Corp.*                                                                                      179
                                                                                                             --------
                                                                                                                5,229
                                                                                                             --------
             HEALTH CARE FACILITIES (0.2%)
   40,000    Kindred Healthcare, Inc.*(b)                                                                         735
                                                                                                             --------
             HEALTH CARE SUPPLIES (0.0%)
    1,174    Coloplast A/S "B"(a),(b)                                                                             160
                                                                                                             --------
             HEALTH CARE TECHNOLOGY (0.0%)
    2,200    Cerner Corp.*                                                                                        208
                                                                                                             --------
             LIFE SCIENCES TOOLS & SERVICES (0.2%)
   17,300    Thermo Fisher Scientific, Inc.*                                                                      958
                                                                                                             --------
             MANAGED HEALTH CARE (1.2%)
   11,300    Aetna, Inc.                                                                                          345
   22,100    AMERIGROUP Corp.*                                                                                    970
   31,800    CIGNA Corp.(b)                                                                                     1,166
   39,500    Coventry Health Care, Inc.*(b)                                                                     1,043
   66,400    UnitedHealth Group, Inc.(b)                                                                        2,398
                                                                                                             --------
                                                                                                                5,922
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             PHARMACEUTICALS (3.0%)
   22,100    Abbott Laboratories(b)                                                                          $  1,059
   11,937    AstraZeneca plc(b)                                                                                   544
      292    Bayer AG(a),(b)                                                                                       22
    2,600    Bristol-Myers Squibb Co.(b)                                                                           69
   46,700    Eli Lilly and Co.(b)                                                                               1,636
   62,900    Forest Laboratories, Inc.*(b)                                                                      2,011
   28,287    GlaxoSmithKline plc(b)                                                                               547
   53,100    Johnson & Johnson(b)                                                                               3,284
   24,100    Merck & Co., Inc.                                                                                    869
   11,599    Novartis AG(a),(b)                                                                                   682
    3,529    Novo Nordisk A/S(a),(b)                                                                              397
   11,608    Orion Oyj "B"(a)                                                                                     254
    3,900    Par Pharmaceutical Companies, Inc.*                                                                  150
   20,100    Pfizer, Inc.(b)                                                                                      352
    3,689    Roche Holdings AG(a),(b)                                                                             541
    7,444    Sanofi-Aventis S.A.(b)                                                                               476
    4,602    Teva Pharmaceutical Industries Ltd.(b)                                                               241
   56,700    ViroPharma, Inc.*                                                                                    982
                                                                                                             --------
                                                                                                               14,116
                                                                                                             --------
             Total Health Care                                                                                 34,346
                                                                                                             --------
             INDUSTRIALS (6.9%)
             ------------------
             AEROSPACE & DEFENSE (1.7%)
   39,778    BAE Systems plc(b)                                                                                   205
    4,000    Ceradyne, Inc.*(b)                                                                                   126
   33,700    General Dynamics Corp.(b)                                                                          2,391
   30,900    Honeywell International, Inc.                                                                      1,643
   52,300    Northrop Grumman Corp.(b)                                                                          3,388
    8,346    Safran S.A.(b)                                                                                       295
                                                                                                             --------
                                                                                                                8,048
                                                                                                             --------
             AIR FREIGHT & LOGISTICS (0.6%)
    8,700    Atlas Air Worldwide Holdings, Inc.*                                                                  486
    6,481    Deutsche Post AG(a),(b)                                                                              110
      202    Panalpina World Transport Holding Ltd.*(a)                                                            26
   33,000    United Parcel Service, Inc."B"(b)                                                                  2,395
                                                                                                             --------
                                                                                                                3,017
                                                                                                             --------
             AIRLINES (0.2%)
   25,000    Cathay Pacific Airways                                                                                69
    4,371    Deutsche Lufthansa AG*(a)                                                                             96
   46,715    Qantas Airways Ltd.*                                                                                 121
   16,000    Singapore Airlines Ltd.(b)                                                                           191

================================================================================

26  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
   26,000    SkyWest, Inc.                                                                                   $    406
                                                                                                             --------
                                                                                                                  883
                                                                                                             --------
             COMMERCIAL PRINTING (0.1%)
    7,900    M&F Worldwide Corp.*(b)                                                                              183
                                                                                                             --------
             CONSTRUCTION & ENGINEERING (0.2%)
   12,515    Balfour Beatty plc                                                                                    61
      411    Bouygues S.A.(b)                                                                                      18
   14,000    Layne Christensen Co.*(b)                                                                            482
   15,300    Northwest Pipe Co.*(b)                                                                               367
    3,800    URS Corp.*                                                                                           158
                                                                                                             --------
                                                                                                                1,086
                                                                                                             --------
             CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.6%)
    8,100    AGCO Corp.*                                                                                          410
   13,100    Alamo Group, Inc.(b)                                                                                 364
    5,400    Caterpillar, Inc.                                                                                    506
    1,500    Joy Global, Inc.(b)                                                                                  130
    3,000    Komatsu Ltd.(a)                                                                                       91
    1,450    MAN SE(a),(b)                                                                                        172
   22,000    Oshkosh Corp.*(b)                                                                                    775
    3,300    PACCAR, Inc.                                                                                         190
    1,841    Scania AB(a)                                                                                          42
   11,000    SembCorp Marine Ltd.(b)                                                                               46
    4,348    Volvo AB "B"*(a)                                                                                      78
   36,000    Yangzijiang Shipbuilding Holdings Ltd.                                                                54
                                                                                                             --------
                                                                                                                2,858
                                                                                                             --------
             ELECTRICAL COMPONENTS & EQUIPMENT (0.4%)
    8,600    Emerson Electric Co.(b)                                                                              492
   13,700    EnerSys*                                                                                             440
   11,000    Fuji Electric Holdings Co.Ltd.(a),(b)                                                                 34
    1,895    Schneider Electric S.A.(b)                                                                           284
   10,700    Sumitomo Electric Industries Ltd.(a),(b)                                                             148
   18,100    SunPower Corp."A"*                                                                                   232
                                                                                                             --------
                                                                                                                1,630
                                                                                                             --------
             HEAVY ELECTRICAL EQUIPMENT (0.1%)
    1,696    ABB Ltd.(a)                                                                                           38
   36,000    Mitsubishi Electric Corp.(a),(b)                                                                     377
                                                                                                             --------
                                                                                                                  415
                                                                                                             --------
             HIGHWAYS & RAILTRACKS (0.0%)
    5,912    Transurban Group                                                                                      31
                                                                                                             --------

             HUMAN RESOURCE & EMPLOYMENT SERVICES (0.1%)
   29,200    Volt Information Sciences, Inc.*                                                                     253
                                                                                                             --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             INDUSTRIAL CONGLOMERATES (0.6%)
   90,700    General Electric Co.(b)                                                                         $  1,659
   16,100    McDermott International, Inc.*                                                                       333
      114    Seaboard Corp.                                                                                       227
    5,153    Siemens AG(a),(b)                                                                                    638
                                                                                                             --------
                                                                                                                2,857
                                                                                                             --------
             INDUSTRIAL MACHINERY (0.7%)
   10,314    Atlas Copco AB(a),(b)                                                                                260
    2,062    Atlas Copco AB "B"(a)                                                                                 47
    5,900    Colfax Corp.*                                                                                        109
   26,500    Danaher Corp.                                                                                      1,250
    5,000    EnPro Industries, Inc.*                                                                              208
    2,800    FANUC Ltd.(a),(b)                                                                                    429
   14,480    Invensys plc                                                                                          80
    9,000    Ishikawajima-Harima Heavy Industries Co.Ltd.(a)                                                       20
    2,621    Kone Oyj "B"(a),(b)                                                                                  146
      765    Metso Corp.(a),(b)                                                                                    43
    4,211    SKF AB "B"(a)                                                                                        121
    1,000    SMC Corp.(a),(b)                                                                                     171
   11,400    Timken Co.(b)                                                                                        544
                                                                                                             --------
                                                                                                                3,428
                                                                                                             --------
             MARINE (0.1%)
   55,000    Kawasaki Kisen Kaish Ltd.(a),(b)                                                                     242
   19,000    Nippon Yusen Kabushiki Kaisha(a)                                                                      84
   21,500    Orient Overseas International Ltd.(b)                                                                208
                                                                                                             --------
                                                                                                                  534
                                                                                                             --------
             MARINE PORTS & SERVICES (0.0%)
    4,000    Kamigumi Co.Ltd.(a)                                                                                   34
                                                                                                             --------
             RAILROADS (0.5%)
       21    Central Japan Railway Co.(a)                                                                         176
   36,000    Norfolk Southern Corp.(b)                                                                          2,261
                                                                                                             --------
                                                                                                                2,437
                                                                                                             --------
             RESEARCH & CONSULTING SERVICES (0.2%)
    3,000    Bureau Veritas S.A.                                                                                  227
   11,216    ITE Group plc                                                                                         44
   22,300    Verisk Analytics, Inc."A"*                                                                           760
                                                                                                             --------
                                                                                                                1,031
                                                                                                             --------
             TRADING COMPANIES & DISTRIBUTORS (0.8%)
   29,300    Aircastle Ltd.                                                                                       306
   29,000    Marubeni Corp.(a),(b)                                                                                204

================================================================================

28  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
    8,000    Mitsubishi Corp.(a),(b)                                                                         $    217
   12,900    Mitsui & Co.Ltd.(a),(b)                                                                              213
   14,800    Sumitomo Corp.(a),(b)                                                                                209
   19,400    W.W.Grainger, Inc.(b)                                                                              2,679
                                                                                                             --------
                                                                                                                3,828
                                                                                                             --------
             TRUCKING (0.0%)
   17,925    FirstGroup plc(b)                                                                                    111
                                                                                                             --------
             Total Industrials                                                                                 32,664
                                                                                                             --------
             INFORMATION TECHNOLOGY (10.5%)
             ------------------------------
             APPLICATION SOFTWARE (0.0%)
      358    Dassault Systemes S.A.                                                                                27
    3,058    SAP AG(a),(b)                                                                                        156
                                                                                                             --------
                                                                                                                  183
                                                                                                             --------
             COMMUNICATIONS EQUIPMENT (1.0%)
   79,700    Cisco Systems, Inc.*(b)                                                                            1,612
   15,400    Comtech Telecommunications Corp.(b)                                                                  427
   35,300    EchoStar Corp."A"*(b)                                                                                881
   17,800    Emulex Corp.*                                                                                        208
    6,900    Finisar Corp.*                                                                                       205
   17,700    Harris Corp.                                                                                         802
    5,100    InterDigital, Inc.*                                                                                  212
    6,621    Nokia Oyj(a),(b)                                                                                      69
    5,600    QUALCOMM, Inc.(b)                                                                                    277
                                                                                                             --------
                                                                                                                4,693
                                                                                                             --------
             COMPUTER HARDWARE (1.6%)
   12,000    Apple, Inc.*(b)                                                                                    3,871
   33,700    Dell, Inc.*(b)                                                                                       457
   74,900    Hewlett-Packard Co.(b)                                                                             3,153
                                                                                                             --------
                                                                                                                7,481
                                                                                                             --------
             COMPUTER STORAGE & PERIPHERALS (0.4%)
   12,700    Lexmark International, Inc."A"*(b)                                                                   442
    5,294    Logitech International S.A.*(a)                                                                      101
   42,200    QLogic Corp.*                                                                                        718
   18,400    Western Digital Corp.*                                                                               624
                                                                                                             --------
                                                                                                                1,885
                                                                                                             --------
             DATA PROCESSING & OUTSOURCED SERVICES (0.7%)
    8,600    Automatic Data Processing, Inc.(b)                                                                   398
   19,000    Computer Sciences Corp.(b)                                                                           942
    4,600    Fiserv, Inc.*                                                                                        269
    9,000    Visa, Inc."A"                                                                                        634

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
   51,400    Western Union Co.                                                                               $    955
                                                                                                             --------
                                                                                                                3,198
                                                                                                             --------
             ELECTRONIC COMPONENTS (0.2%)
   21,800    AVX Corp.(b)                                                                                         336
    2,600    Hamamatsu Photonics(a)                                                                                95
    3,400    Kyocera Corp.(a),(b)                                                                                 347
      800    Murata Manufacturing Co., Ltd.(a),(b)                                                                 56
   21,500    Vishay Intertechnology, Inc.*(b)                                                                     316
                                                                                                             --------
                                                                                                                1,150
                                                                                                             --------
             ELECTRONIC EQUIPMENT & INSTRUMENTS (0.2%)
   19,400    FLIR Systems, Inc.*                                                                                  577
      600    Hitachi High-Technologies Corp.(a)                                                                    14
   54,000    Hitachi Ltd.(a),(b)                                                                                  288
      200    Keyence Corp.(a)                                                                                      58
                                                                                                             --------
                                                                                                                  937
                                                                                                             --------
             ELECTRONIC MANUFACTURING SERVICES (0.1%)
   14,400    Multi-Fineline Electronix, Inc.*(b)                                                                  381
                                                                                                             --------
             HOME ENTERTAINMENT SOFTWARE (0.1%)
   33,700    Activision Blizzard, Inc.                                                                            419
                                                                                                             --------
             INTERNET SOFTWARE & SERVICES (0.9%)
   66,400    EarthLink, Inc.(b)                                                                                   571
    4,000    Google, Inc."A"*(b)                                                                                2,376
   11,300    IAC/InterActiveCorp.*(b)                                                                             324
   33,400    ModusLink Global Solutions, Inc.*(b)                                                                 224
    9,300    ValueClick, Inc.*                                                                                    149
   26,700    Yahoo!, Inc.*                                                                                        444
                                                                                                             --------
                                                                                                                4,088
                                                                                                             --------
             IT CONSULTING & OTHER SERVICES (1.5%)
   16,400    Accenture plc "A"                                                                                    795
   10,700    CACI International, Inc."A"*                                                                         571
    4,900    Cognizant Technology Solutions Corp."A"*                                                             359
   36,900    International Business Machines Corp.(b)                                                           5,416
                                                                                                             --------
                                                                                                                7,141
                                                                                                             --------
             OFFICE ELECTRONICS (0.0%)
    3,200    Canon, Inc.(a)                                                                                       164
      164    Neopost S.A.(b)                                                                                       14
                                                                                                             --------
                                                                                                                  178
                                                                                                             --------
             SEMICONDUCTOR EQUIPMENT (0.3%)
    9,000    ASM Pacific Technology Ltd.(b)                                                                       114
    7,824    ASML Holding N.V.(b)                                                                                 302
    5,600    Lam Research Corp.*                                                                                  290

================================================================================

30  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
   87,900    Photronics, Inc.*(k)                                                                            $    519
    3,600    Tokyo Electron Ltd.(a),(b)                                                                           228
                                                                                                             --------
                                                                                                                1,453
                                                                                                             --------
             SEMICONDUCTORS (1.4%)
   48,000    Analog Devices, Inc.(b)                                                                            1,808
  142,000    Intel Corp.(b)                                                                                     2,986
   62,800    Maxim Integrated Products, Inc.(b)                                                                 1,484
   39,600    Micron Technology, Inc.*(b)                                                                          318
    6,301    STMicroelectronics N.V.(b)                                                                            65
                                                                                                             --------
                                                                                                                6,661
                                                                                                             --------
             SYSTEMS SOFTWARE (1.6%)
    9,600    BMC Software, Inc.*                                                                                  452
   34,600    CA, Inc.                                                                                             846
  164,400    Microsoft Corp.(b)                                                                                 4,590
   58,200    Oracle Corp.(b)                                                                                    1,822
                                                                                                             --------
                                                                                                                7,710
                                                                                                             --------
             TECHNOLOGY DISTRIBUTORS (0.5%)
   16,400    Arrow Electronics, Inc.*                                                                             562
    4,400    Avnet, Inc.*                                                                                         145
   33,200    Ingram Micro, Inc."A"*(b)                                                                            634
   20,000    Tech Data Corp.*(b)                                                                                  880
                                                                                                             --------
                                                                                                                2,221
                                                                                                             --------
             Total Information Technology                                                                      49,779
                                                                                                             --------
             MATERIALS (3.7%)
             ----------------
             ALUMINUM (0.1%)
   32,900    Alcoa, Inc.(b)                                                                                       506
   32,108    Alumina Ltd.                                                                                          82
                                                                                                             --------
                                                                                                                  588
                                                                                                             --------
             COMMODITY CHEMICALS (0.2%)
   30,000    Asahi Kasei Corp.(a),(b)                                                                             196
   21,500    Kuraray Co.(a),(b)                                                                                   308
    4,200    Westlake Chemical Corp.                                                                              182
                                                                                                             --------
                                                                                                                  686
                                                                                                             --------
             CONSTRUCTION MATERIALS (0.0%)
      554    RHI AG*(a),(b)                                                                                        22
                                                                                                             --------
             DIVERSIFIED CHEMICALS (0.7%)
    1,939    AkzoNobel N.V.(b)                                                                                    121
    6,213    BASF SE(a)                                                                                           496
   12,400    Dow Chemical Co.                                                                                     423
   24,500    E.I.du Pont de Nemours & Co.(b)                                                                    1,222
      534    Lanxess AG(a)                                                                                         42

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
   28,500    Mitsubishi Chemical Holdings Corp.(a)                                                           $    193
    4,000    Mitsubishi Gas Chemical Co., Inc.(a)                                                                  28
    9,200    PPG Industries, Inc.(b)                                                                              774
                                                                                                             --------
                                                                                                                3,299
                                                                                                             --------
             DIVERSIFIED METALS & MINING (1.0%)
    1,856    Anglo American Capital plc(b)                                                                         96
   11,966    BHP Billiton Ltd.(b)                                                                                 554
    8,082    BHP Billiton plc(b)                                                                                  321
   18,000    Freeport-McMoRan Copper & Gold, Inc.(b)                                                            2,162
   24,000    Mitsubishi Materials Corp.*(a)                                                                        76
   83,000    Mitsui Mining & Smelting Co.Ltd.(a),(b)                                                              274
  143,689    Oxiana Ltd.(b)                                                                                       253
    5,093    Rio Tinto Ltd.(b)                                                                                    445
    8,920    Rio Tinto plc(b)                                                                                     624
      678    Xstrata plc                                                                                           16
                                                                                                             --------
                                                                                                                4,821
                                                                                                             --------
             FERTILIZERS & AGRICULTURAL CHEMICALS (0.2%)
    2,156    Israel Chemicals Ltd.                                                                                 37
    9,000    Monsanto Co.                                                                                         627
      380    Yara International ASA(a)                                                                             22
                                                                                                             --------
                                                                                                                  686
                                                                                                             --------
             GOLD (0.1%)
   10,100    Newmont Mining Corp.(b)                                                                              620
                                                                                                             --------
             INDUSTRIAL GASES (0.0%)
    1,065    Linde AG(a),(b)                                                                                      162
                                                                                                             --------
             METAL & GLASS CONTAINERS (0.0%)
   31,323    Rexam plc(b)                                                                                         162
                                                                                                             --------
             PAPER PRODUCTS (0.5%)
    3,800    Clearwater Paper Corp.*(b)                                                                           298
    5,200    Domtar Corp.(b)                                                                                      395
   13,300    International Paper Co.(b)                                                                           362
   17,300    KapStone Paper & Packaging Corp.*(b)                                                                 265
   29,300    MeadWestvaco Corp.(b)                                                                                766
   23,711    Stora Enso Oyj(a),(b)                                                                                244
   11,416    Svenska Cellulosa AB "B"(a)                                                                          180
                                                                                                             --------
                                                                                                                2,510
                                                                                                             --------
             PRECIOUS METALS & MINERALS (0.0%)
      940    Fresnillo plc                                                                                         24
                                                                                                             --------
             SPECIALTY CHEMICALS (0.7%)
    5,400    Albemarle Corp.                                                                                      301
    3,000    Daicel Chemical Industries, Ltd.(a),(b)                                                               22

================================================================================

32  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
   29,500    Ferro Corp.*                                                                                    $    432
    2,100    Lubrizol Corp.(b)                                                                                    224
    9,600    Nalco Holding Co.                                                                                    307
    2,700    Nitto Denko Corp.(a)                                                                                 127
   20,100    OM Group, Inc.*(b)                                                                                   774
    8,300    Sigma-Aldrich Corp.                                                                                  553
    4,800    Stepan Co.                                                                                           366
                                                                                                             --------
                                                                                                                3,106
                                                                                                             --------
             STEEL (0.2%)
   36,000    Daido Steel Co.Ltd.(a),(b)                                                                           211
   58,204    Fortescue Metals Group Ltd.*(b)                                                                      389
   37,000    Kobe Steel Ltd.(a),(b)                                                                                94
    7,000    Maruichi Steel Tube Ltd.(a),(b)                                                                      149
      953    Voestalpine AG(a),(b)                                                                                 46
                                                                                                             --------
                                                                                                                  889
                                                                                                             --------
             Total Materials                                                                                   17,575
                                                                                                             --------
             TELECOMMUNICATION SERVICES (2.3%)
             ---------------------------------
             INTEGRATED TELECOMMUNICATION SERVICES (1.6%)
   49,200    AT&T, Inc.(b)                                                                                      1,445
    6,413    Deutsche Telekom AG(a),(b)                                                                            83
    5,745    France Telecom S.A.(b)                                                                               120
   11,755    Koninklijke (Royal) KPN N.V.(b)                                                                      172
    9,300    Nippon Telegraph & Telephone Corp.(a),(b)                                                            425
    1,421    Tele2 AB "B"(a)                                                                                       30
  328,380    Telecom Italia S.p.A.(a),(b)                                                                         392
   27,358    Telefonica S.A.(a),(b)                                                                               621
    6,570    TeliaSonera AB(a),(b)                                                                                 52
  118,200    Verizon Communications, Inc.(b)                                                                    4,229
                                                                                                             --------
                                                                                                                7,569
                                                                                                             --------
             WIRELESS TELECOMMUNICATION SERVICES (0.7%)
   10,600    SoftBank Corp.(a),(b)                                                                                367
   50,200    Telephone & Data Systems, Inc.(b)                                                                  1,835
   20,100    USA Mobility, Inc.                                                                                   357
  296,230    Vodafone Group plc(b)                                                                                766
                                                                                                             --------
                                                                                                                3,325
                                                                                                             --------
             Total Telecommunication Services                                                                  10,894
                                                                                                             --------
             UTILITIES (2.2%)
             ----------------
             ELECTRIC UTILITIES (1.3%)
   78,500    Duke Energy Corp.(b)                                                                               1,398
   10,441    E.ON AG(a),(b)                                                                                       320
    5,900    Edison International(b)                                                                              228

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  33

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
    38,349   EDP-Energias de Portugal(b)                                                                     $    128
    85,241   Enel S.p.A.(a),(b)                                                                                   426
    71,600   Exelon Corp.(b)                                                                                    2,981
     2,003   Fortum Oyj(a),(b)                                                                                     61
    21,908   Iberdrola S.A.(a),(b)                                                                                169
     1,800   Kansai Electric Power Co., Inc.(a)                                                                    44
   188,309   SP AusNet                                                                                            167
     5,500   Tohoku Electric Power Co., Inc.(a)                                                                   123
                                                                                                             --------
                                                                                                                6,045
                                                                                                             --------
             GAS UTILITIES (0.1%)
    35,090   Snam Rete Gas S.p.A.(a),(b)                                                                          175
    42,000   Tokyo Gas Co.Ltd.(a),(b)                                                                             186
                                                                                                             --------
                                                                                                                  361
                                                                                                             --------
             INDEPENDENT POWER PRODUCERS & ENERGY TRADERS (0.2%)
    49,200   NRG Energy, Inc.*(b)                                                                                 961
                                                                                                             --------
             MULTI-UTILITIES (0.6%)
    88,300   Ameren Corp.(b)                                                                                    2,489
    22,939   Centrica plc                                                                                         119
     4,029   Gaz de France S.A.(b)                                                                                145
     3,743   National Grid plc(b)                                                                                  32
     2,764   RWE AG(a),(b)                                                                                        184
                                                                                                             --------
                                                                                                                2,969
                                                                                                             --------
             Total Utilities                                                                                   10,336
                                                                                                             --------
             Total Common Stocks (cost: $267,284)                                                             296,310
                                                                                                             --------

             PREFERRED SECURITIES (0.1%)

             CONSUMER DISCRETIONARY (0.1%)
             -----------------------------
             AUTOMOBILE MANUFACTURERS (0.1%)
     1,776   Volkswagen AG(a),(b)                                                                                 288
                                                                                                             --------
             CONSUMER STAPLES (0.0%)
             -----------------------
             HOUSEHOLD PRODUCTS (0.0%)
     1,044   Henkel AG & Co.KGaA(a),(b)                                                                            65
                                                                                                             --------
             FINANCIALS (0.0%)
             -----------------
             DIVERSIFIED BANKS (0.0%)
       200   US Bancorp, 7.19%, perpetual                                                                         159
                                                                                                             --------

================================================================================

34  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER                                                                                                          VALUE
OF SHARES    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
             GOVERNMENT (0.0%)
             -----------------
             U.S.GOVERNMENT (0.0%)
     6,000   Fannie Mae, 8.25%, perpetual*(b)                                                                $      3
     6,000   Freddie Mac, 8.38%, perpetual*(b)                                                                      4
                                                                                                             --------
             Total Government                                                                                       7
                                                                                                             --------
             Total Preferred Securities (cost: $545)                                                              519
                                                                                                             --------

             EXCHANGE-TRADED FUNDS (33.4%)
   939,330   iShares MSCI EAFE Index ETF(b)                                                                    54,697
 1,965,002   iShares MSCI Emerging Markets Index ETF(b)                                                        93,573
    65,392   iShares Russell 2000 Index ETF(b)                                                                  5,116
    44,157   SPDR Trust Series 1                                                                                5,554
                                                                                                             --------
             Total Exchange-Traded Funds (cost: $136,793)                                                     158,940
                                                                                                             --------
             Total Equity Securities (cost: $404,622)                                                         455,769
                                                                                                             --------

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                             COUPON
(000)                                                                               RATE       MATURITY
---------------------------------------------------------------------------------------------------------------------
             BONDS (2.6%)

             CORPORATE OBLIGATIONS (1.9%)

             CONSUMER DISCRETIONARY (0.2%)
             -----------------------------
             CATALOG RETAIL (0.2%)
    $1,000   Harry & David Operations Corp.                                         9.00%      3/01/2013          721
                                                                                                             --------
             ENERGY (0.1%)
             -------------
             OIL & GAS STORAGE & TRANSPORTATION (0.1%)
       200   Enbridge Energy Partners, LP(b)                                        8.05      10/01/2037          206
       200   Enterprise Products Operating, LP(b)                                   7.00       6/01/2067          198
       200   Enterprise Products Operating, LP(b)                                   7.03       1/15/2068          208
                                                                                                             --------
             Total Energy                                                                                         612
                                                                                                             --------
             FINANCIALS (1.1%)
             -----------------
             LIFE & HEALTH INSURANCE (0.2%)
     1,000   StanCorp Financial Group, Inc.(b)                                      6.90       6/01/2067          948
                                                                                                             --------
             MULTI-LINE INSURANCE (0.6%)
     1,000   Genworth Financial, Inc.(b)                                            6.15      11/15/2066          795
       500   Glen Meadow(b),(d)                                                     6.51       2/12/2067          419

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  35

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                             COUPON                       VALUE
(000)        SECURITY                                                               RATE       MATURITY         (000)
---------------------------------------------------------------------------------------------------------------------
   $1,000    ILFC E-Capital Trust II(b),(d)                                         6.25%     12/21/2065     $    785
    1,000    Nationwide Mutual Insurance Co.(b),(d)                                 5.81      12/15/2024          919
                                                                                                             --------
                                                                                                                2,918
                                                                                                             --------
             REGIONAL BANKS (0.1%)
      500    Webster Capital Trust IV(b)                                            7.65       6/15/2037          477
                                                                                                             --------
             REINSURANCE (0.0%)
       50    Max USA Holdings Ltd.(d)                                               7.20       4/14/2017           51
                                                                                                             --------
             REITs - RETAIL (0.2%)
    1,000    New Plan Excel Realty Trust, Inc.(b)                                   5.13       9/15/2012          883
                                                                                                             --------
             Total Financials                                                                                   5,277
                                                                                                             --------
             INDUSTRIALS (0.2%)
             ------------------
             INDUSTRIAL CONGLOMERATES (0.2%)
    1,000    Textron Financial Corp.(b),(d)                                         6.00       2/15/2067          856
                                                                                                             --------
             UTILITIES (0.3%)
             ----------------
             ELECTRIC UTILITIES (0.3%)
      995    Texas Competitive Electric Holdings Co., LLC(e)                        3.76      10/10/2014          771
      987    Texas Competitive Electric Holdings Co., LLC(e)                        3.76      10/10/2014          766
                                                                                                             --------
             Total Utilities                                                                                    1,537
                                                                                                             --------
             Total Corporate Obligations (cost: $6,548)                                                         9,003
                                                                                                             --------

             EURODOLLAR AND YANKEE OBLIGATIONS (0.4%)

             FINANCIALS (0.4%)
             -----------------
             DIVERSIFIED BANKS (0.1%)
    1,000    BayernLB Capital Trust I                                               6.20       3/29/2049          420
      200    LBG Capital No.1 plc(b)                                                8.00               -(f)       176
                                                                                                             --------
                                                                                                                  596
                                                                                                             --------
             MULTI-LINE INSURANCE (0.1%)
      600    Oil Insurance Ltd.(b),(d)                                              7.56               -(f)       556
                                                                                                             --------
             OTHER DIVERSIFIED FINANCIAL SERVICES (0.2%)
    1,000    ING Capital Funding Trust III(b)                                       3.90(g)            -(f)       927
                                                                                                             --------
             Total Financials                                                                                   2,079
                                                                                                             --------
             Total Eurodollar and Yankee Obligations (cost: $1,546)                                             2,079
                                                                                                             --------

================================================================================

36  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

---------------------------------------------------------------------------------------------------------------------
PRINCIPAL                                                                                                      MARKET
AMOUNT                                                                             COUPON                       VALUE
(000)        SECURITY                                                               RATE       MATURITY         (000)
---------------------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES (0.0%)

             FINANCIALS (0.0%)
             -----------------
             ASSET-BACKED FINANCING (0.0%)
   $ 136     GE Equipment Midticket, LLC(b) (cost: $136)                            0.58%(g)   9/15/2017    $     133
                                                                                                            ---------

             COMMERCIAL MORTGAGE SECURITIES (0.3%)

             FINANCIALS (0.3%)
             ----------------
             COMMERCIAL MORTGAGE-BACKED SECURITIES (0.3%)
     785     Banc of America Commercial Mortgage, Inc.(b)                           5.81       7/10/2044          753
     590     Citigroup Commercial Mortgage Trust(b)                                 6.10      12/10/2049          603
                                                                                                            ---------
             Total Financials                                                                                   1,356
                                                                                                            ---------
             Total Commercial Mortgage Securities (cost: $987)                                                  1,356
                                                                                                            ---------
             Total Bonds (cost: $9,217)                                                                        12,571
                                                                                                            ---------

             MONEY MARKET INSTRUMENTS (1.3%)

             U.S. TREASURY BILLS (0.0%)
      60     0.19%, 6/16/2011(h),(j),(k)                                                                           60
                                                                                                            ---------

---------------------------------------------------------------------------------------------------------------------
NUMBER OF
SHARES
---------------------------------------------------------------------------------------------------------------------
             MONEY MARKET FUNDS (1.3%)
5,866,545    State Street Institutional Liquid Reserve Fund, 0.18%(i),(k)                                       5,866
                                                                                                             --------
             Total Money Market Instruments (cost: $5,926)                                                      5,926
                                                                                                             --------

             TOTAL INVESTMENTS (COST: $419,765)                                                              $474,266
                                                                                                             ========

---------------------------------------------------------------------------------------------------------------------
NUMBER OF
CONTRACTS
---------------------------------------------------------------------------------------------------------------------
             PURCHASED OPTIONS (1.0%)
      700    Call - S&P 500 Index expiring January 22, 2011 at 1,320                                               53
    4,845    Put - iShares MSCI EAFE Index expiring February 19, 2011 at 56                                       470
   13,090    Put - iShares MSCI EAFE Index expiring January 22, 2011 at 56                                        511
    5,097    Put - iShares MSCI Emerging Market Index expiring March 19, 2011 at 44                               492
   14,533    Put - iShares MSCI Emerging Market Index expiring March 19, 2011 at 45                             1,773
      120    Put - Russell 2000 Index expiring February 19, 2011 at 760                                           218

================================================================================

                                                   PORTFOLIO OF INVESTMENTS | 37

================================================================================

---------------------------------------------------------------------------------------------------------------------
                                                                                                               MARKET
NUMBER OF                                                                                                       VALUE
CONTRACTS    SECURITY                                                                                           (000)
---------------------------------------------------------------------------------------------------------------------
        68   Put - Russell 2000 Index expiring January 22, 2011 at 750                                        $    37
       170   Put - Russell 2000 Index expiring January 22, 2011 at 760                                            124
       588   Put - S&P 500 Index expiring January 22, 2011 at 1,200                                               276
     1,256   Put - S&P 500 Index expiring January 22, 2011 at 1,210                                               728
                                                                                                              -------
             TOTAL PURCHASED OPTIONS (COST: $8,266)                                                           $ 4,682
                                                                                                              =======
             WRITTEN OPTIONS (1.1%)
    (3,000)  Call - iShares MSCI Emerging Market Index expiring February 19, 2011 at 49                          (301)
    (6,000)  Call - MSCI EAFE Index expiring January 22, 2011 at 59                                              (366)
    (7,500)  Call - MSCI EAFE Index expiring January 22, 2011 at 60                                              (210)
      (110)  Call - Russell 2000 Index expiring February 19, 2011 at 790                                         (275)
      (225)  Call - Russell 2000 Index expiring January 22, 2011 at 790                                          (305)
      (200)  Call - S&P 500 Index expiring January 22, 2011 at 1,230                                             (721)
      (300)  Call - S&P 500 Index expiring January 22, 2011 at 1,240                                             (856)
      (529)  Call - S&P 500 Index expiring January 22, 2011 at 1,250                                           (1,156)
      (100)  Call - S&P 500 Index expiring January 22, 2011 at 1,260                                             (159)
      (200)  Call - S&P 500 Index expiring January 22, 2011 at 1,270                                             (220)
      (500)  Call - S&P 500 Index expiring January 22, 2011 at 1,280                                             (360)
    (2,400)  Put - iShares MSCI EAFE Index expiring February 19, 2011 at 52                                       (88)
    (6,600)  Put - iShares MSCI EAFE Index expiring January 22, 2011 at 52                                        (53)
    (2,500)  Put - iShares MSCI Emerging Market Index expiring January 22, 2011 at 42                             (21)
    (1,283)  Put - S&P 500 Index expiring January 22, 2011 at 1,120                                              (135)
      (200)  Put - S&P 500 Index expiring January 22, 2011 at 1,150                                               (35)
                                                                                                              -------
             TOTAL WRITTEN OPTIONS (PREMIUMS RECEIVED: $5,304)                                                $(5,261)
                                                                                                              =======

---------------------------------------------------------------------------------------------------------------------
                                                                                                           UNREALIZED
NUMBER OF                                                                               CONTRACT        APPRECIATION/
CONTRACTS                                                         EXPIRATION             VALUE         (DEPRECIATION)
LONG/(SHORT)                                                         DATE                (000)                  (000)
---------------------------------------------------------------------------------------------------------------------
             FUTURES (.2%)
        3    DJ Euro Stoxx 50 Index Futures                       03/18/2011            $  112                 $   (3)
        2    FTSE 100 Index Futures                               03/18/2011               184                      2
       10    S&P 500 E-Mini Index Futures                         03/18/2011               627                     (1)
        2    Russell 2000 Mini Index Futures                      03/18/2011               156                     (1)
                                                                                        ------                 ------
             TOTAL FUTURES                                                              $1,079                 $   (3)
                                                                                        ======                 ======

================================================================================

38  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

-------------------------------------------------------------------------------------------------------------
($ IN 000S)                                                       VALUATION HIERARCHY
-------------------------------------------------------------------------------------------------------------

                                                  (LEVEL 1)            (LEVEL 2)      (LEVEL 3)
                                              QUOTED PRICES    OTHER SIGNIFICANT    SIGNIFICANT
                                          IN ACTIVE MARKETS           OBSERVABLE   UNOBSERVABLE
ASSETS                                 FOR IDENTICAL ASSETS               INPUTS         INPUTS         TOTAL
-------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                    $270,898              $25,412             $-      $296,310
  Preferred Securities                                    -                  519              -           519
  Exchange-Traded Funds                             158,940                    -              -       158,940
Bonds:
  Corporate Obligations                                   -                9,003              -         9,003
  Eurodollar and Yankee Obligations                       -                2,079              -         2,079
  Asset-Backed Securities                                 -                  133              -           133
  Commercial Mortgage Securities                          -                1,356              -         1,356
Money Market Instruments:
  U.S. Treasury Bills                                    60                    -              -            60
  Money Market Funds                                  5,866                    -              -         5,866
Purchased Options                                     4,682                    -              -         4,682
Futures*                                                 (3)                   -              -            (3)
-------------------------------------------------------------------------------------------------------------
Total                                              $440,443              $38,502             $-      $478,945
-------------------------------------------------------------------------------------------------------------

*Futures are valued at the unrealized appreciation/depreciation on the investment.

                                                  (LEVEL 1)            (LEVEL 2)      (LEVEL 3)
                                              QUOTED PRICES    OTHER SIGNIFICANT    SIGNIFICANT
                                          IN ACTIVE MARKETS           OBSERVABLE   UNOBSERVABLE
LIABILITIES                       FOR IDENTICAL LIABILITIES               INPUTS         INPUTS         TOTAL
-------------------------------------------------------------------------------------------------------------
Written Options                                     $(5,261)                  $-             $-       $(5,261)
-------------------------------------------------------------------------------------------------------------
Total                                               $(5,261)                  $-             $-       $(5,261)
-------------------------------------------------------------------------------------------------------------

For the period ended December 31, 2010, common stocks with a fair value of $22,244,000 were transferred from Level 2 to Level 1. Due to an assessment of events at the end of the prior reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. At December 31, 2010, it was not necessary to adjust closing prices for these securities.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  39

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2010

--------------------------------------------------------------------------------

o GENERAL NOTES

  Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

  The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets. Investments in foreign securities were 42.3% of net assets at December 31, 2010.

  The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940 that would otherwise be applicable.

o CATEGORIES AND DEFINITIONS

  ASSET-BACKED AND COMMERCIAL MORTGAGE-BACKED SECURITIES -- Asset- backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets. Commercial mortgage-backed securities reflect an interest in, and are secured by, mortgage loans on commercial real property. The weighted average life is likely to be substantially shorter than the stated final maturity as a result of scheduled and unscheduled principal repayments. Rates on commercial mortgage-backed securities may change slightly over time as underlying mortgages pay down.

  EURODOLLAR AND YANKEE OBLIGATIONS -- Eurodollar obligations are dollar-denominated instruments that are issued outside the U.S.

================================================================================

40  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

  capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions. Yankee obligations are dollar-denominated instruments that are issued by foreign issuers in the U.S. capital markets.

o PORTFOLIO ABBREVIATIONS AND DESCRIPTIONS

  ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

  iShares Exchange-traded funds, managed by BlackRock, Inc., that represent a portfolio of stocks designed to closely track a specific market index. iShares funds are traded on securities exchanges.

  REIT     Real estate investment trust

  SPDR Exchange-traded funds, managed by State Street Global Advisers, that represent a portfolio of stocks designed to closely track a specific market index. SPDR is an acronym for the first member of the fund family, Standard & Poor's Depositary Receipts, which tracks the S&P 500 Index. SPDRs are traded on securities exchanges.

o SPECIFIC NOTES

  (a) Security was fair valued at December 31, 2010, by USAA Investment Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees.

  (b) At December 31, 2010, the security, or a portion thereof, is segregated to cover the notional value of outstanding written call options.

  (c) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board of Trustees. The aggregate market value of these securities at December 31, 2010, was zero.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  41

================================================================================

  (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (e) Senior loan (loan) - is not registered under the Securities Act of 1933. The loan contains certain restrictions on resale and cannot be sold publicly. The interest rate is adjusted periodically, and the rate disclosed represents the current rate at December 31, 2010. The weighted average life of the loan is likely to be substantially shorter than the stated final maturity date due to mandatory or optional prepayments. The loan is deemed liquid by the Manager, under liquidity guidelines approved by the Board of Trustees, unless otherwise noted as illiquid.

  (f) Security is perpetual and has no final maturity date but may be subject to calls at various dates in the future.

  (g) Variable-rate or floating-rate security - interest rate is adjusted periodically. The interest rate disclosed represents the current rate at December 31, 2010.

  (h) Zero-coupon security. Rate represents the effective yield at the date of purchase.

  (i) Rate represents the money market fund annualized seven-day yield at December 31, 2010.

  (j) Security with a value of $60,000 is segregated as collateral for initial margin requirements on open futures contracts.

  (k) Security, or a portion thereof, is segregated to cover the value of open futures contracts at December 31, 2010.

    * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

42  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

December 31, 2010

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $419,765)           $474,266
  Purchased options, at market value (cost of $8,266)                        4,682
  Cash                                                                         286
  Cash denominated in foreign currencies (identified cost of $252)             256
  Receivables:
    Capital shares sold                                                        691
    Dividends and interest                                                     408
    Securities sold                                                            100
                                                                          --------
      Total assets                                                         480,689
                                                                          --------
LIABILITIES

  Payables:
    Capital shares redeemed                                                     14
  Unrealized depreciation on foreign currency contracts held, at value           1
  Written options, at market value (premiums received of $5,304)             5,261
  Variation margin on futures contracts                                          4
  Accrued management fees                                                      239
  Other accrued expenses and payables                                           95
                                                                          --------
      Total liabilities                                                      5,614
                                                                          --------
        Net assets applicable to capital shares outstanding               $475,075
                                                                          ========
NET ASSETS CONSIST OF:
  Paid-in capital                                                         $452,428
  Accumulated undistributed net investment income                            2,179
  Accumulated net realized loss on investments, options,
    and futures transactions                                               (30,498)
  Net unrealized appreciation of investments, options,
    and futures contracts                                                   50,957
  Net unrealized appreciation of foreign currency translations                   9
                                                                          --------
        Net assets applicable to capital shares outstanding               $475,075
                                                                          ========
  Capital shares outstanding, unlimited number of shares
    authorized, no par value                                                47,072
                                                                          ========
  Net asset value, redemption price, and offering price per share         $  10.09
                                                                          ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  43

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended December 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends (net of foreign taxes withheld of $205)                      $  8,467
   Interest                                                                  1,164
                                                                          --------
         Total income                                                        9,631
                                                                          --------
EXPENSES
   Management fees                                                           2,557
   Administration and servicing fees                                           213
   Transfer agent's fees                                                       213
   Custody and accounting fees                                                 263
   Postage                                                                       2
   Shareholder reporting fees                                                   20
   Trustees' fees                                                               11
   Registration fees                                                            17
   Professional fees                                                            98
   Other                                                                        18
                                                                          --------
         Total expenses                                                      3,412
                                                                          --------
NET INVESTMENT INCOME                                                        6,219
                                                                          --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FOREIGN CURRENCY, OPTIONS, AND FUTURES CONTRACTS
   Net realized gain (loss) on:
      Investments                                                           22,938
      Foreign currency transactions                                            (80)
      Options                                                              (40,036)
      Futures transactions                                                    (507)
   Change in net unrealized appreciation/depreciation of:
      Investments                                                           22,233
      Foreign currency translations                                             21
      Options                                                               (1,885)
      Futures contracts                                                        (14)
                                                                          --------
         Net realized and unrealized gain                                    2,670
                                                                          --------
   Increase in net assets resulting from operations                       $  8,889
                                                                          ========

See accompanying notes to financial statements.

================================================================================

44  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended December 31,
--------------------------------------------------------------------------------

                                                                         2010             2009
----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                            $   6,219         $  2,689
   Net realized gain (loss) on investments                             22,938             (731)
   Net realized gain (loss) on foreign currency transactions              (80)              34
   Net realized loss on options                                       (40,036)         (16,014)
   Net realized gain (loss) on futures transactions                      (507)           1,058
   Change in net unrealized appreciation/depreciation of:
      Investments                                                      22,233           48,226
      Foreign currency translations                                        21              (12)
      Options                                                          (1,885)           1,539
      Futures contracts                                                   (14)             (45)
                                                                    --------------------------
      Increase in net assets resulting from operations                  8,889           36,744
                                                                    --------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                               (4,000)          (2,000)
   Net realized gains                                                       -           (6,529)
                                                                    --------------------------
      Distributions to shareholders                                    (4,000)          (8,529)
                                                                    --------------------------
FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                          285,414          219,051
   Reinvested dividends                                                 4,000            6,401
   Cost of shares redeemed                                           (137,302)          (9,156)
                                                                    --------------------------
      Increase in net assets from capital share transactions          152,112          216,296
                                                                    --------------------------
   Net increase in net assets                                         157,001          244,511
NET ASSETS
   Beginning of year                                                  318,074           73,563
                                                                    --------------------------
   End of year                                                      $ 475,075         $318,074
                                                                    ==========================
Accumulated undistributed net investment income:
   End of year                                                      $   2,179         $    735
                                                                    ==========================
CHANGE IN SHARES OUTSTANDING
   Shares sold                                                         28,805           23,778
   Shares issued for dividends reinvested                                 396              644
   Shares redeemed                                                    (14,113)            (987)
                                                                    --------------------------
      Increase in shares outstanding                                   15,088           23,435
                                                                    ==========================

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  45

================================================================================

NOTES TO FINANCIAL STATEMENTS

December 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 48 separate funds. The information presented in this annual report pertains only to the USAA Global Opportunities Fund (the Fund), which is classified as nondiversified under the 1940 Act. The Fund's investment objective is to seek an average annual return that is greater than the 1-year U.S. Treasury bond, before fees and expenses, over a full market cycle while seeking to limit the Fund's exposure to large negative returns. The Fund is not offered for sale directly to the general public and is available currently for investment through a USAA managed account program or other persons or legal entities that the Fund may approve from time to time.

As a nondiversified fund, the Fund may invest a greater percentage of its assets in a single issuer, such as a single stock-based or bond-based exchange-traded fund (ETF), stock, corporate bond, or a single money market instrument. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the securities of the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies generally. Such a focused investment strategy may increase the volatility of the Fund's investment results because this Fund may be more susceptible to risk associated with a single economic, political, or regulatory event than a diversified fund.

================================================================================

46  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including ETFs, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

        value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Debt securities with maturities greater than 60 days are valued each business day by a pricing service (the Service) approved by the Trust's Board of Trustees. The Service uses an evaluated mean between quoted bid and asked prices or the last sales price to price securities when, in the Service's judgment, these prices are readily available and are representative of the securities' market values. For many securities, such prices are not readily available. The Service generally prices these securities based on methods that include consideration of yields or prices of securities of comparable quality, coupon, maturity, and type; indications as to values from dealers in securities; and general market conditions.

    6. Futures are valued based upon the last sale price at the close of market on the principal exchange on which they are traded.

    7.  Options are valued by a pricing service at the National Best Bid/Offer
        (NBBO) composite price, which is derived from the best available bid and ask prices in all participating options exchanges determined to most closely reflect market value of the options at the time of computation of the Fund's NAV.

================================================================================

48  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

    8. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

    market-corroborated inputs such as market indices. Level 2 securities include certain preferred equity securities and all bonds, except U.S. Treasuries, valued based on methods discussed in Note 1A5, and common stocks traded on foreign exchanges, whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES -- The Fund may buy, sell, and enter into certain types of derivatives, including, but not limited to futures contracts, options, options on futures contracts, and forward currency contracts, under circumstances in which such instruments are expected by the portfolio manager to aid in achieving the Fund's investment objective. The Fund also may use derivatives in circumstances where the portfolio manager believes they offer an economical means of gaining exposure to a particular asset class or securities market or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. With exchange listed futures contracts and options, counterparty credit risk to the Fund is limited to the exchange's clearinghouse which, as counterparty to all exchange traded futures contracts and options, guarantees the transactions against default from the actual counterparty to the trade.

    FUTURES CONTRACTS -- The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, or foreign currencies. A futures

================================================================================

50  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

    contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker in either cash or securities an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly in an unfavorable direction, in which case, the Fund may not achieve the anticipated benefits of the futures contracts.

    OPTION TRANSACTIONS -- The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may use options on underlying instruments, namely, equity securities, ETFs, and equity indexes, to gain exposure to, or hedge against, changes in the value of equity securities, ETFs, or equity indexes. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying instrument at a specified price during a specified period. Conversely, a put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying instrument at a specified price during a specified period. The purchaser of the option pays a premium to the writer of the option.

    Premiums paid for purchased options are included in the Fund's statement of assets and liabilities as an investment. If a purchased option expires unexercised, the premium paid is recognized as a realized loss. If a purchased call option on a security is exercised, the cost of the security acquired includes the exercise price and the premium paid. If a purchased put option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

    paid. The risk associated with purchasing a call or put option is limited to the premium paid.

    Premiums received from writing options are included in the Fund's statement of assets and liabilities as a liability. If a written option expires unexercised, the premium received is recognized as a realized gain. If a written call option on a security is exercised, the realized gain or loss on the security sold is determined from the exercise price, the original cost of the security, and the premium received. If a written put option on a security is exercised, the cost of the security acquired is the exercise price paid less the premium received. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

    In an attempt to reduce the Fund's volatility over time, the Fund may implement a strategy that involves purchasing and selling options on indexes or ETFs that represent the fund's exposure against a highly correlated stock portfolio. The combination of the diversified stock portfolio with the index call and put or corresponding ETF options is designed to provide the Fund with consistent returns over a wide range of equity market environments. This strategy may not fully protect the Fund against declines in the portfolio's value, and the Fund could experience a loss. Options on ETFs are similar to options on individual securities in that the holder of the ETF call (or put) has the right to receive (or sell) shares of the underlying ETF at the strike price on or before exercise date. Options on securities indexes are different from options on individual securities in that the holder of the index option has the right to receive an amount of cash equal to the difference between the exercise price and the settlement value of the underlying index as defined by the exchange. If an index option is exercised, the realized gain or loss is determined by the exercise price, the settlement value, and the premium amount paid or received.

================================================================================

52  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

    FAIR VALUES OF DERIVATIVE INSTRUMENTS AS OF DECEMBER 30, 2010*
    (IN THOUSANDS)

                                      ASSET DERIVATIVES               LIABILITY DERIVATIVES
-----------------------------------------------------------------------------------------------
                             STATEMENT OF                         STATEMENT OF
                             ASSETS AND                           ASSETS AND
DERIVATIVES NOT ACCOUNTED    LIABILITIES                          LIABILITIES
FOR AS HEDGING INSTRUMENTS   LOCATION                FAIR VALUE   LOCATION           FAIR VALUE
-----------------------------------------------------------------------------------------------
Equity contracts             Purchased options;       $4,679**    Written options     ($5,261)
                             Net unrealized
                             appreciation of
                             investments, options,
                             and futures contracts
-----------------------------------------------------------------------------------------------

     *For open derivative instruments as of December 31, 2010, see the portfolio of investments,which is also indicative of activity for the period-ended December 31, 2010.

    **Includes cumulative appreciation (depreciation) of futures as reported on the portfolio of investments. Only current day's variation margin is reported within the statement of assets and liabilities.

    THE EFFECT OF DERIVATIVE INSTRUMENTS ON THE STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010 (IN THOUSANDS)

                                                                               CHANGE IN
                                                                               UNREALIZED
                                                             REALIZED          APPRECIATION
DERIVATIVES NOT ACCOUNTED     STATEMENT OF                   GAIN (LOSS)       (DEPRECIATION)
FOR AS HEDGING INSTRUMENTS    OPERATIONS LOCATION            ON DERIVATIVES    ON DERIVATIVES
----------------------------------------------------------------------------------------------
Equity contracts              Net realized gain (loss)         $(40,543)          $(1,899)
                              on options and futures
                              transactions/Change in
                              net unrealized appreciation/
                              depreciation of options
                              and futures contracts
----------------------------------------------------------------------------------------------

D. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

E. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums are amortized over the life of the respective securities, using the effective yield method for long-term securities and the straight-line method for short-term securities.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers. These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

G. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

================================================================================

54  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

H. SECURITIES PURCHASED ON A DELAYED-DELIVERY OR WHEN-ISSUED BASIS -- Delivery and payment for securities that have been purchased by the Fund on a delayed-delivery or when-issued basis can take place a month or more after the trade date. During the period prior to settlement, these securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a delayed-delivery or when-issued basis may increase the volatility of the Fund's NAV to the extent that the Fund makes such purchases while remaining substantially fully invested.

I. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  55

================================================================================

    In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended December 31, 2010, custodian and other bank credits reduced the Fund's expenses by less than $500. For the year ended December 31, 2010, the Fund did not incur any brokerage commission recapture credits.

J. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

K. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining

================================================================================

56  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

CAPCO's funding programs in total (in no event to exceed 0.10% annually of the amount of the committed loan agreement). Prior to September 24, 2010, the maximum annual facility fee was 0.13% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended December 31, 2010, the Fund paid CAPCO facility fees of $2,000, which represents 0.9% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended December 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for dividend distributions, foreign currency gains and losses, and passive foreign investment corporations gains and losses resulted in reclassifications to the statement of assets and liabilities to decrease accumulated undistributed net investment income and decrease accumulated net realized loss on investments by $775,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the period ended December 31, 2010, and December 31, 2009 was as follows:

                                           2010                          2009
                                        ----------------------------------------
Ordinary income*                        $4,000,000                    $2,000,000
Long-term realized capital gains                 -                     6,529,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  57

================================================================================

As of December 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  2,336,000
Accumulated capital and other losses                                (32,171,000)
Unrealized appreciation of investments                               45,309,000
Unrealized appreciation on foreign currency translations                  9,000

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and the mark-to-market of passive foreign investment companies and open options contracts. The difference between book-basis and tax-basis unrealized appreciation on foreign currency translations is attributable to the tax deferral of gains on foreign currency contracts.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At December 31, 2010, the Fund had current post-October currency and capital losses of $5,000 and $2,499,000, respectively, and capital loss carryovers of $29,667,000, for federal income tax purposes. The post-October losses will be recognized on the first day of the following fiscal year. If not offset by subsequent capital gains, the capital loss carryovers will expire between 2017 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

           CAPITAL LOSS CARRYOVERS
---------------------------------------------
  EXPIRES                           BALANCE
---------------------------------------------
   2017                           $11,020,000
   2018                            18,647,000
                                  -----------
                         Total    $29,667,000
                                  ===========

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained

================================================================================

58  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended December 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended December 31, 2008, through December 31, 2010, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended December 31, 2010, were $744,315,000 and $633,003,000, respectively.

As of December 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $433,639,000.

Gross unrealized appreciation and depreciation of investments as of December 31, 2010, for federal income tax purposes, were $48,218,000 and $2,909,000, respectively, resulting in net unrealized appreciation of $45,309,000.

For the year ended December 31, 2010 transactions in written call and put options* were as follows:

                                                                       PREMIUMS
                                               NUMBER OF               RECEIVED
                                               CONTRACTS                (000'S)
                                               --------------------------------
Outstanding at December 31, 2009                 15,250                $  2,536
Options written                                 212,962                  48,133
Options terminated in closing
  purchase transactions                        (136,373)                (39,844)
Options expired                                 (60,192)                 (5,521)
                                               --------------------------------
Outstanding at December 31, 2010                 31,647                $  5,304
                                               ================================

*Refer to Note 1C for a discussion of derivative instruments and how they are accounted for in the Fund's financial statements.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  59

================================================================================

(5) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund and for directly managing the day-to-day investment of a portion of the Fund's assets, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager also is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of a portion of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval. The Fund's management fees are accrued daily and paid monthly at an annualized rate of 0.60% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $2,557,000.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Credit Suisse Asset Management, LLC (Credit Suisse), Credit Suisse Securities (USA) LLC (CSSU) for its Volaris Volatility Management Group (Volaris Group), Quantitative Management Associates LLC (QMA), The Boston Company Asset Management, LLC (The Boston Company), and effective August 1, 2010, QS Investors, LLC (QS), under which each subadviser provides day-to-day discretionary management of certain of the Fund's assets in accordance with the Fund's investment objectives, policies, and restrictions, subject to the general supervision of the Trust's Board of Trustees and the Manager.

    The Manager (not the Fund) pays Credit Suisse a subadvisory fee in the annual amount of 0.15% of the portion of the Fund's average daily net

================================================================================

60  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

    assets that Credit Suisse manages. For the year ended December 31, 2010, Credit Suisse did not manage any of the Fund's assets and did not receive any subadvisory fees from the Manager for the Fund.

    The Manager (not the Fund) pays CSSU's Volaris Group a subadvisory fee based on the total notional amount of the options contracts that CSSU's Volaris Group manages in the USAA Balanced Strategy Fund, the USAA Cornerstone Strategy Fund, the USAA First Start Growth Fund, the USAA Total Return Strategy Fund, and the USAA Global Opportunities Fund in an annual amount of 0.23% on the first $50 million of the total notional amount; 0.20% on the total notional amount over $50 million and up to $250 million; 0.12% on the total notional amount over $250 million and up to $500 million; 0.10% on the total notional amount over $500 million and up to $2 billion; and 0.08% on the total notional amount over $2 billion. The notional amount is based on the daily closing price of the index that underlies the written options strategy for the Fund. For the year ended December 31, 2010, the Manager incurred subadvisory fees for the Fund, paid or payable to CSSU's Volaris Group of $531,000.

    The Manager (not the Fund) pays QMA a subadvisory fee in the annual amount of 0.25% of the portion of the Fund's average net assets that QMA manages. For the year ended December 31, 2010, the Manager incurred subadvisory fees, paid or payable to QMA, of $160,000.

    The Manager (not the Fund) pays The Boston Company a subadvisory fee in the annual amount of 0.69% of the portion of the Fund's average net assets that The Boston Company manages. For the year ended December 31, 2010, The Boston Company did not manage any of the Fund's assets and did not receive any subadvisory fees from the Manager for the Fund.

    The Manager (not the Fund) pays QS a subadvisory fee in an annual amount of 0.15% of the portion of the Fund's average net assets that QS manages. For the year ended December 31, 2010, the Manager incurred subadvisory fees, paid or payable to QS, of $156,000.

    Effective August 1, 2010, the Manager terminated its investment subadvisory agreement with Deutsche Investment Management

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  61

================================================================================

    Americas Inc. (DIMA). For the year ended December 31, 2010, the Manager incurred subadvisory fees, paid or payable to DIMA, of $233,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2010, the Fund incurred administration and servicing fees, paid or payable to the Manager, of $213,000.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended December 31, 2010, the Fund reimbursed the Manager $14,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has voluntarily agreed to limit the annual expenses of the Fund to 1.00% of its average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund for all expenses in excess of that amount. The Manager may modify or terminate this voluntary agreement at any time. For the year ended December 31, 2010, the Fund did not incur any reimbursable expenses.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. The Fund's transfer agent's fees are accrued daily and paid monthly at an annualized rate of 0.05% of the Fund's average net assets for the fiscal year. For the year ended December 31, 2010, the Fund incurred transfer agent's fees, paid or payable to SAS, of $213,000.

================================================================================

62   | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(7) SUBSEQUENT EVENTS

Events or transactions that occur after the balance sheet date, but before the financial statements are issued, are categorized as recognized or non-recognized for financial statement purposes. The Manager has evaluated subsequent events through the date the financial statements were issued, and has determined there were no events that require recognition or disclosure in the Fund's financial statements. The following event will affect the Fund's future financial statements.

Effective January 31, 2011, Volaris Group is no longer a subadviser for the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  63

================================================================================

(8) FINANCIAL HIGHLIGHTS

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  YEAR ENDED         YEAR ENDED         PERIOD ENDED
                                                 DECEMBER 31,       DECEMBER 31,        DECEMBER 31,
                                                     2010               2009               2008*
                                                ----------------------------------------------------
Net asset value at beginning of period           $   9.94           $   8.61            $ 10.00
                                                 ----------------------------------------------
Income (loss) from investment operations:
 Net investment income                                .13                .09                .07(a)
 Net realized and unrealized gain (loss)              .11               1.52              (1.39)(a),(b)
                                                 ----------------------------------------------
Total from investment operations                      .24               1.61              (1.32)(a)
                                                 ----------------------------------------------
Less distributions from:
 Net investment income                               (.09)              (.06)              (.07)
 Realized capital gains                                 -               (.22)                 -
                                                 ----------------------------------------------
Total distributions                                  (.09)              (.28)              (.07)
                                                 ----------------------------------------------
Net asset value at end of period                 $  10.09           $   9.94            $  8.61
                                                 ==============================================
Total return (%)**                                   2.37              18.76             (13.18)(b)
Net assets at end of period (000)                $475,075           $318,074            $73,563
Ratios to average net assets:***
 Expenses (%)(c)                                      .80                .94               1.00(d)
 Expenses, excluding reimbursements (%)(c)            .80                .94               1.12(d)
 Net investment income (%)                           1.46               1.63               1.73(d)
Portfolio turnover (%)                                156                107                 60

  * Fund commenced operations on July 31, 2008.
 ** Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
*** For the year ended December 31, 2010, average net assets were $426,440,000.
(a) Calculated using average shares.
(b) For the year ended December 31,2008, the Manager reimbursed the Fund $30,000 for a loss incurred from the sale of a security that exceeded the amount allowed to be held of that type of security under the Fund's investment restrictions. The effect of this reimbursement on the Fund's net realized loss per share and total return was less than $0.01/0.01%.
(c) Reflects total operating expenses of the Fund before reductions of any expenses paid indirectly.The Fund's expenses paid indirectly decreased the expense ratios by less than 0.01%.
(d) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

64   | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

EXPENSE EXAMPLE

December 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of July 1, 2010, through December 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual

================================================================================

                                                          EXPENSE EXAMPLE |   65

================================================================================

ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                            EXPENSES PAID
                                    BEGINNING            ENDING             DURING PERIOD*
                                  ACCOUNT VALUE       ACCOUNT VALUE         JULY 1, 2010 -
                                   JULY 1, 2010     DECEMBER 31, 2010     DECEMBER 31, 2010
                                  ---------------------------------------------------------
Actual                              $1,000.00            $1,084.80              $4.20

Hypothetical
  (5% return before expenses)        1,000.00             1,021.17               4.08

* Expenses are equal to the Fund's annualized expense ratio of 0.80%, which is net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 184 days/365 days (to reflect the one-half-year period). The Fund's ending account value on the first line in the table is based on its actual total return of 8.48% for the six-month period of July 1, 2010, through December 31, 2010.

================================================================================

66  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 48 individual funds as of December 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

68   | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

ROBERT L. MASON, PH.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                      TRUSTEES' AND OFFICERS' INFORMATION |   69

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

(1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.

(2) Member of Executive Committee

(3) Member of Audit Committee

(4) Member of Pricing and Investment Committee

(5) Member of Corporate Governance Committee

(6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.

(7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.

(+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

70  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  71

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

72  | USAA GLOBAL OPPORTUNITIES FUND

================================================================================

TRUSTEES                             Christopher W. Claus
                                     Barbara B. Dreeben
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                       USAA Investment Management Company
INVESTMENT ADVISER,                  P.O. Box 659453
UNDERWRITER, AND                     San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "Products & Services"
SELF-SERVICE 24/7                    click "Investments," then
AT USAA.COM                          "Mutual Funds"

OR CALL                              Under "My Accounts" go to
(800) 531-USAA                       "Investments." View account balances,
         (8722)                      or click "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) at USAA.COM; and (ii) on the SEC's Web site at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's Web site at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

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>> SAVE PAPER AND FUND COSTS
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   88394-1231                                (C)2011, USAA. All rights reserved.

   ITEM 2.  CODE OF ETHICS.

On September 22, 2010, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 48 funds in all. Only 12 funds of the Registrant have a fiscal year-end of December 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended December 31, 2010 and 2009 were $330,450 and $262,287, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended December 31, 2010 and 2009 were $63,358 and $61,513, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended December 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended December 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for December 31, 2010 and 2009 were $384,316 and $104,896, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended December 31, 2010

By:*     /s/ Christopher P. Laia
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    02/25/2011
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Christopher W. Claus
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    02/25/2011
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    02/25/2011
         ------------------------------


*Print the name and title of each signing officer under his or her signature.